UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. 2)

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☑ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12
VICTOR INDUSTRIES, INC.

(Name of Registrant as Specified in its Charter)
NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials:

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PRE 14A - 1

VICTOR INDUSTRIES, INC.
180 S.W. Higgins Avenue
Missoula, MT 59803

To Our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Meeting”) of Victor Industries, Inc. to be held on _________________ at 10:00 a.m., local time, at the Company’s Headquarters located at 180 S.W. Higgins Avenue, Missoula, MT 59803.

The Notice of Annual Meeting and the Proxy Statement that follow describe the business to be considered and acted upon by stockholders of the Company at the Meeting. Please carefully review the information contained in the Proxy Statement.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, IT IS VERY IMPORTANT THAT YOU MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.  IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY AT THAT TIME BY REQUESTING THE RIGHT TO VOTE IN PERSON.

Sincerely,

Lana Pope
Chief Executive Officer

PRE 14A - 2

        NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON [], 2006

PLEASE TAKE NOTICE that the Annual Meeting of Stockholders (the “Meeting” or “Annual Meeting”) of Victor Industries, Inc. (the “Company”) will be held on _____________________ at 10:00 a.m., local time, at the Company’s Headquarters located at 180 S.W. Higgins Avenue, Missoula, MT 59803, for the following purposes:

At the Annual Meeting the following items shall be considered and voted upon:

1.	the appointment of Lana Pope and David Boulter as Directors of the Company for the term of one year or until their successors are duly appointed;
2.	the appointment of Peterson Sullivan, PLLC, as the Company’s independent auditors for fiscal year end December 31, 2006;
3.
the filing of a Certificate of Amendment with the Secretary of State of Idaho in order to effect a reverse stock split of the Company’s issued and outstanding common stock, a range from one new share for one hundred (1:500) to one new share for one thousand currently issued and outstanding shares (1:1200) of the Company’s common stock;

4.	to consider and vote upon the merger of the Company with and into its wholly-owned Nevada subsidiary, Victor Nevada, Inc., for the sole purpose of changing the Company’s State of domicile;
5.
the approval and ratification an Acquisition Agreement & Plan of Reorganization whereby the Company shall acquire all of the issues and outstanding shares of common stock of Ethos Environmental, Inc., a Nevada corporation solely for shares of the Company’s post-reverse split Common Stock;

6.	the approval and ratification of the proposed sale of the Company’s wholly-owned subsidiary New Wave Media, a Nevada corporation; and,
7.	to transact such other business as may properly come before the annual meeting.

Only stockholders of record at the close of business on March 31, 2006 (the “Shareholders”) will be entitled to notice of, and to vote at, the Annual Meeting, and any adjournments or postponements thereof. The stock transfer books of the Company will remain open between the record date and the date of the Annual Meeting, and any adjournments or postponements thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the Annual Meeting, and any adjournments or postponements thereof.

All stockholders are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting in person, your vote is important. To assure your representation at the Annual Meeting, please sign and date the enclosed Proxy Card and return it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States or Canada. Should you receive more than one Proxy Card because your shares are registered in different names and addresses, each Proxy Card should be signed and returned to assure that all your shares will be voted. You may revoke your proxy in the manner described in the Proxy Statement at any time prior to it being voted at the Annual Meeting. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted. These Proxy materials will be mailed on or about [], 2006 to all stockholders of record at March 31, 2006.

By Order of the Board of Directors

Lana Pope
CEO

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

PRE 14A - 3

PROXY STATEMENT

SUMMARY TERM SHEET

This summary highlights the material information from Proposal 5 contained in this document (the”Merger Proposal”). This summary may not contain all of the information that is important to you and should be read together with the more detailed information contained elsewhere in this proxy statement and in the Exhibits to this proxy statement, including the Agreement and Plan of Merger (the “APR Merger”) attached to this Proxy statement as Exhibit F. You should read this entire proxy statement, its Exhibits and all documents that have been incorporated by reference before executing your proxy. Section references are included below to direct you to a more complete description of the topics

The following summarizes the principal terms of Proposal 5 and the APR Merger of Victor Industries, Inc., an Idaho corporation (“VICI”) with Ethos Environmental, Inc., a Nevada corporation ("ETHOS").

•	You are being asked to approve all necessary proposals (the “Necessary Proposals”) needed to implement the merger set forth in Merger Proposal. The Necessary Proposals are:

o
first, the filing of a Certificate of Amendment with the Secretary of State of Idaho in order to effect a reverse stock split of the Company’s issued and outstanding common stock, a range from one new share for one hundred (1:500) to one new share for one thousand currently issued and outstanding shares (1:1200) of the Company’s common stock; See “Proposal 3, page PRE 14A - 9”)

o
second, that VICI merge into its wholly owned subsidiary Victor Industries, Inc. a Nevada corporation ("VICI Nevada") for the sole purpose of redomiciling under the laws of the State of Nevada. See (Proposal 4, page PRE 14A - 10); and

o	third, that following the redomicile to the state of Nevada, VICI Nevada will merge with ETHOS. VICI Nevada will be the surviving corporation. See (Proposal 5, page PRE 14A - 11)

•
An annual meeting of the shareholders of the Company will be held on [ ], at the [ ], at [ ] local time, to consider and vote upon several proposals. The proposals contained in this Proxy statement that are unrelated to the Merger Proposal are:

o	first, the appointment of Lana Pope and David Boulter as Directors of the Company for the term of one year or until their successors are duly appointed;

o	second, the appointment of Peterson Sullivan, PLLC, as the Company’s independent auditors for fiscal year end December 31, 2006; and

o	third, the approval and ratification of the proposed sale of the Company’s wholly-owned subsidiary New Wave Media, a Nevada corporation.

•
You are entitled to vote at the annual meeting if you owned shares of VICI common stock at the close of business on March 31, 2006, which is the record date for the annual meeting. You will have one vote at the annual meeting for each share of VICI common stock you owned at the close of business on the record date. On the record date, there were 500,177,953 shares of our common stock outstanding and entitled to be voted at the annual meeting. The approval and adoption of the APR Merger agreement requires the affirmative vote of a majority of the votes cast, either in person or by proxy, at the annual meeting. See "Notice of Annual Meeting of Stockholders" page PRE 14A - 3.

•
Under the terms of the APR Merger, VICI Nevada will acquire all issued and outstanding shares of Ethos in exchange for 17,718,187 shares of the post reverse split common stock of VICI Nevada. The 17,718,187 Shares of VICI Nevada common stock represents an estimated 97% of the total issued and outstanding post reverse split shares. Unless otherwise indicated, this proxy statement assumes that 17,718,187 VICI Nevada common shares will be issued in conjunction with the APR Merger. See (“Merger Consideration", page PRE 14A - 11.)

o
As of March 31, 2006, directors and executive officers of VICI and their affiliates (the “VICI Inside Stockholders”) beneficially owned and were entitled to vote 12,918,070 shares or approximately .026% of VICI’s outstanding common stock. The VICI Inside Stockholders have also indicated that they intend to vote their shares in favor of all other proposals being presented at the meeting and that they will vote the shares they purchased in open market transactions in favor of all of the proposals being presented at the meeting, including the merger proposal. See “VICI Inside Stock Holders”, page PRE 14A - 11.

•	Following the merger the name of VICI shall be Ethos Environmental, Inc.

•	The corporate headquarters and principal executive offices of VICI will be located at 7015 Alamitos Avenue in San Diego, CA 92154, which is Ethos’s corporate headquarters

•
VICI and Ethos will cause the common stock of VICI outstanding prior to the APR Merger, which is traded on the Over The Counter Trading Bulletin Board ("OTCBB"), to continue trading on the OTCBB, albeit a new symbol shall be requested by the filing of the appropriate documentation.

•
When you consider the recommendation of VICI's board of directors in favor of adoption of the APR Merger proposal, you should keep in mind that VICI's executive officers and members of VICI's board have interests in the APR Merger transaction that are different from, or in addition to, your interests as a stockholder. These interests include, among other things if the APR Merger is not approved, that VICI will be required to seek additional funds or possible business combinations in order to remain operational. See “Interests of VICI Directors and Officers in APR Merger”, page PRE 14A - 12.

•
Consummation of the APR Merger and the related transactions is conditioned on the VICI stockholders adopting this merger proposal. In addition, the consummation of the merger is conditioned upon the following:

o	no order, stay, judgment or decree being issued by any governmental authority preventing, restraining or prohibiting in whole or in part, the consummation of such transactions;

o
the delivery by each party to the other party of a certificate to the effect that the representations and warranties of the delivering party are true and correct in all material respects as of the closing and all covenants contained in the APR Merger have been materially complied with by the delivering party;

o	the receipt of necessary consents and approvals by third parties and the completion of necessary proceedings;

o	VICI's common stock being quoted on the OTCBB; and

o	those additional terms and conditions as fully set forth in the APR Merger Agreement attached hereto. See “Conditions to the Closing of the APR Merger”, page PRE 14A - 12.

•
The merger agreement may be terminated at any time before the completion of the merger by mutual written consent of both ETHOS and VICI or by either party in certain instances. See "Termination Amendment and Waiver," page, PRE 14A - 13.

•
The APR Merger is intended to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code and no gain or loss will be recognized by VICI as a result of the APR Merger. See “Tax Consequences of the Merger”, page, PRE 14A - 13.

•	There are no dissenters’ rights applicable to the APR Merger proposal

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PRE 14A - 4

CAUTIONARY STATEMENTS CONCERNING FORWARD-LOOKING INFORMATION

This Information Statement contains forward-looking statements. Certain matters discussed herein are forward-looking statements within the meaning of the Private Litigation Reform Act of 1995. Certain, but not necessarily all, of such statements can be identified by the use of forward-looking terminology, such as “believes,” “expects,” “may,” “will,” “should,” “estimates” or “anticipates” or the negative thereof or comparable terminology. All forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual transactions, results, performance or achievements of the company to be materially different from any future transactions, results, performance or achievements expressed or implied by such forward-looking statements. These may include, but are not limited to matters described in this Information Statement and matters described in “Note on Forward-Looking Statements” in our Annual Reports on Forms 10-KSB for the fiscal years ending December 31, 2004 and December 31, 2005. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions and business opportunities, we can give no assurance that our expectations will be attained or that any deviations will not be material. We undertake no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances.

Record Date

The record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting, and any adjournments or postponements thereof, is March 31, 2006 with respect to the 500,177,953 shares of the Company's $0.0001 par value common stock outstanding as of that date. No shares of the Company's Preferred Stock, par value $0.0001 per share, were outstanding. Each stockholder is entitled to one vote for each share of Common Stock held by such stockholder on March 31, 2006. Stockholders may not cumulate votes in the election of directors.

         The stock transfer books of the Company will remain open between the record date and the date of the Annual Meeting, and any adjournments or postponements thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the Annual Meeting, and any adjournments or postponements thereof, and for a period of ten days prior to the meeting during regular business hours at the offices of the Company listed above.

Voting; Quorum

The presence in person or by proxy of the holders of a majority of the votes entitled to be cast at the Annual Meeting is necessary to constitute a quorum in connection with the transaction of business at the Annual Meeting. All votes will be tabulated by the inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote).

Appraisal Rights.

Pursuant to section 30-1-1302 of the Idaho Business Corporations Act stockholders may have the right to assert appraisal rights with respect to Proposal 3, the reverse stock split, and Proposal 4, the reincorporation from the State of Idaho to the State of Nevada. A shareholder may be entitled to appraisal rights, and to obtain payment of the fair value of that shareholder's shares, in the event of the above referenced corporate action. The procedure for perfecting appraisal rights is complicated and any shareholder contemplating exercising such right is hereby advised to seek independent legal counsel to assist in the process. A complete copy of the Idaho Business Corporation Act relevant section(s) have been attached here to as Exhibit A pursuant to Section 30-1-1320 of the Idaho Business Corporation Act.

PRE 14A - 5

Proxies

If the enclosed Proxy Card is properly signed and returned, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If a signed and returned Proxy Card does not specify how the shares represented thereby are to be voted, the proxy will be voted FOR the election of the directors proposed by the Board, unless the authority to vote for the election of such directors is withheld. In addition, if no contrary instructions are given, the proxy will be voted FOR the approval of Proposals 1, 2, 3, 4, 5, and 6 described in this Proxy Statement, and as the proxy holders deem advisable for all other matters as may properly come before the Annual Meeting.

Revocability

You may revoke or change your proxy at any time before the Annual Meeting by filing with the Secretary of the Company, at the Company's principal executive offices at, 180 Southwest Higgins Avenue, Missoula, MT 59804 by sending a notice of revocation or another signed Proxy Card with a later date. You may also revoke your proxy by attending the Annual Meeting and voting in person.

Solicitation

The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the enclosed Proxy Card and any additional solicitation materials furnished to the stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, telegram or other means by directors, officers or employees of the Company. No additional compensation will be paid to these individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

Financial Information

Our quarterly and annual reports on Form 10-QSB and Form 10-KSB, respectively, and Form 8-K relating to material contained in this Proxy have been filed with the SEC and may be viewed on the SEC's Web site at HTTP://WWW.SEC.GOV/CGI-BIN/SRCH-EDGAR, AND SIMPLY TYPING IN “Victor Industries” in the Edgar Archives. We are presently “current” in the filing of all reports required to be filed by us.

Beneficial Owners and Management and Related Stockholder Matters

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of the date of this report based on information available to the Company by;

(i)  each person who is known by the Company to own more than 5% of the outstanding Common  Stock based upon reports filed by such persons within the Securities and Exchange Commission;
(ii)  each of the Company’s directors;
(iii)  each of the Named Executive Officers; and
(iv)  all officers and directors of the Company as a group.

Name and Address	Shares Beneficially Owned (1)	Percent of Class
Lana Pope	6,996,935	0.014
David Boulter	5,921,935	0.012
TOTAL	12,918,870	0.026

(1)	As of March 31, 2006.

Section 16(a) Beneficial Ownership Reporting Compliances

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s directors, executive officers and holders of more than 10% of the Company’s common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. The Company believes that during the year ended December 31, 2005, its officers, directors and holders of more than 10% of the Company’s common stock, if any, complied with all Section 16(a) filing requirements. This disclosure is based on a review of the forms submitted to the Company during, and with respect to, its fiscal year ending December 31, 2005.

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PRE 14A - 6

PROPOSAL ONE- ELECTION OF DIRECTORS

General

As of April 24, 2006, the Board consisted of two directors. At the 2006 annual meeting, two directors will be elected to serve a one-year term expiring at the next annual meeting of stockholders and until such director’s successor shall have been elected and qualified. Our Board has nominated Lana Pope and David Boulter for election as directors to serve until the 2007 annual meeting of stockholders. All nominees are currently members of the Board.  Each nominee has expressed his or her willingness to serve as a director if elected, and we know of no reason why any nominee would be unable to serve. If a nominee becomes unavailable before the election, the proxies may be voted for one or more substitute nominees designated by the Board, or the Board may decide to reduce the number of directors.

Nominees

Lana Pope (52) Our interim Chief Executive Officer, Treasurer and director is Lana Pope. Ms. Pope is 52 years old and has served as our corporate accountant since April 2000. Lana J. Pope is a Missoula, MT native and has lived there all but 10 months of her life.  She has owned & operated L.J.M. Enterprises, a bookkeeping and tax service, since November 1989.  Prior to that, she worked as a bookkeeper for numerous companies and has more than 30 years experience in the accounting.

Dave Boulter (65) In addition to serving as our Secretary since 2000, Mr. Boulter has also served as a Director during the same period of time. Moreover, since 1998, Mr. Boulter has also been involved full time as owner/operator of Booth Distributing, a local Missoula company which distributes auto care products.

Executive Compensation

The following table sets forth certain summary information regarding compensation paid by the Company for services rendered during the fiscal year ending December 31, 2004 and the fiscal year ending December 31, 2005, to the Company’s Chief Executive Officer and President during such periods.

Executive Compensation Table

Name and Position	Year	Annual Comp Salary	Long Term Compensation Awards—Securities Underlying Stock Options (1)
Lana Pope, President, CEO, Chairwoman of the Board	2004 2005	$60,000 $51,000	-
David Boulter, Director	2004 2005	$36,000 $39,000	-

(1) There were no stock options granted or exercised by the named executive directors in fiscal year 2004 or fiscal year 2005.

Identification of Audit Committee; Audit Committee Financial Expert

The Company currently does not have an audit committee and has not made a determination of whether there is a financial expert. The Company does not presently plan to establish an audit committee. However, if an audit committee is established, the Registrant will make the proper disclosures on Form 8-K.

Employment Agreements

The Registrant has no written employment agreements.

Director Compensation

The Company has adopted no retirement, pension, profit sharing or other similar programs.

Pending Legal Proceedings

  To the knowledge of our management, no director or executive officer is party to any action in which any has an interest adverse to us.

Involvement in Certain Legal Proceedings

  Except as indicated at the end of this heading, and to the knowledge of our management and during the past 10 years, no present or former director, person nominated to become one of our directors, executive officers, promoters or control persons:

(1) Was a general partner or executive officer of any business by or against which any bankruptcy    petition was filed, whether at the time of such filing or two years prior thereto;
(2) Was convicted in a criminal proceeding or named the subject of a pending criminal proceeding    (excluding traffic violations and other minor offenses);
(3) Was the subject of any order, judgment or decree, not subsequently reversed, suspended or    vacated,  of any court of competent jurisdiction, permanently or temporarily enjoining him from or    otherwise limiting, the following activities:
(i)  Acting as a futures commission merchant, introducing broker, commodity trading    advisor, commodity pool operator, floor broker, leverage transaction merchant,     associated person of any of the foregoing, or as an investment adviser, underwriter,    broker or dealer in securities, or as an affiliated person, director or employee of any    investment company, bank, savings and loan association or insurance company, or    engaging in or continuing any conduct or practice in connection with such activity;
(ii) Engaging in any activity in connection with the purchase or sale of any  security or     commodity or in connection with any violation of federal or state securities laws or     federal commodities laws;
(4) Was the subject of any order, judgment or decree, not subsequently reversed, suspended or    vacated,  of any federal or state authority barring, suspending or otherwise limiting for more than    60 days  the right of such person to engage in any activity described above under this Item, or to    be associated with persons engaged in any such activity;
(5) Was found by a court of competent jurisdiction in a civil action or by the Securities and Exchange  Commission to have violated any federal or state securities law, and the judgment in such civil  action or finding by the Securities and Exchange Commission has not been subsequently reversed,  suspended, or vacated; or
(6) Was found by a court of competent jurisdiction in a civil action or by the Commodity Futures    Trading Commission to have violated any federal commodities law, and the judgment in such civil   action or finding by the Commodity Futures Trading Commission has not been subsequently    reversed, suspended or vacated.

Required Vote

The directors standing for election at the annual meeting shall be elected by the affirmative vote of a plurality of the shares of the Common Stock present at the Annual Meeting, in person or by proxy, and entitled to vote in the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS
VOTE “FOR” THE NOMINEES ABOVE

PRE 14A - 7

PROPOSAL TWO—RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

On April 23, 2006, upon the authorization and approval of the board of directors, the Company retained Peterson Sullivan, PLLC, the (“Accountants”) as the principal accountants to audit the Company’s financial statements.

As of the end of the periods covered by the Company's 10-KSB for fiscal years 2004 and 2005, we have evaluated, under the supervision and with the participation of management, including our chief executive officer, the effectiveness of the design and operation of our “disclosure controls and procedures” (as defined in Security Exchange Act of 1934, Rules 13a - 15(e) and 15d - 15(e)). Based on this evaluation, our management, including our chief executive officer, has concluded that as of the date of the evaluation our disclosure controls and procedures were effective to ensure that all material information required to be filed in this report has been made known to them.

During the interim period from January 1, 2004 through April 23, 2006, there were no disagreements with the Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Accountants, would have caused the Accountants to make reference to the subject matter of the disagreements in connection with the Accountants reports.

Changes in Internal Controls over Financial Reporting

There have been no changes in internal controls over financial reporting that occurred during the most recent fiscal quarter that have materially affected, or are reasonably likely to materially affect, our internal controls over financial reporting.

Audit Fees

During fiscal years 2005 and 2004, the aggregate fees billed or estimated to be billed to us for professional services rendered by Peterson Sullivan, PLLC, for the audit of our annual financial statements, review of financial statements included in our annual reports or services normally provided by our accountants in connection with statutory and regulatory filings or engagements were $16,700 and $21,392, respectively.

All Other Fees

During fiscal years 2004 and 2005, there were no fees billed to us for any other products or services provided by Peterson Sullivan, PLLC, other than the services reported above.

Pre-Approval Policies and Procedures

The Board of Directors is responsible for appointing, setting compensation, and overseeing the work of the independent auditor. The Board has no established policy regarding pre-approval of any audit or permissible non-audit services provided by the independent auditor.

Nominating Committee and Other Committees

As of March 31, 2006 our board of directors had not established an audit, nominating or compensation committee. We recognize that these committees, when established, will play a critical role in our financial reporting system by overseeing and monitoring management's and the independent auditors' participation in the financial reporting process.

Until such time as any of these committees has been established, the board of directors will continue to undertake those tasks normally associated with them to include, but not by way of limitation, the (i) review and discussion of the audited financial statements with management, (ii) discussions with the independent auditors the matters required to be discussed by the Statement On Auditing Standards No. 61, as may be modified or supplemented, (iii) nomination of new directors, and (iv) compensation for directors.

At this time the Board of Directors has determined that the addition of a Nominating Committee, is not necessary based on the Company’s current size and its operational and management requirements. Instead, the Board acts in lieu of committees and will consider candidates recommended by security holders, and by security holders in submitting such recommendations; should provide a completed Directors Questionnaire to the Company. There are no specific, minimum qualifications that the nominating committee believes must be met by a nominee recommended by security holders. The Board believes that there are no differences in the manner in which the nominating committee evaluates nominees for director based on whether the nominee is recommended by a security holder, or found by the board.

Each of the members of the Board which acting in lieu of a nominating committee is not independent, pursuant to the definition of independence of a national securities exchange registered pursuant to section 6(a) of the Act (15 U.S.C. 78f(a).

Auditor Representative

A representative of the Accountant will not be present at the Annual Meeting and will therefore not make any statements or receive any questions.

Required Vote

Ratification of the appointment of the new Accountant shall be approved by the affirmative vote of the holders of a majority of the shares of the Common Stock present at the Annual Meeting, in person or by proxy, and entitled to vote thereon. Abstentions and broker non-votes will not be counted for purposes of determining whether such a proposal has been approved.

Although stockholder ratification of the Board of Directors' appointment is not required, the Board of Directors considers it desirable for the stockholders to pass upon the selection of the independent public accountants. In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of a different independent public accounting firm at any time during the year if the Board of Directors believes that such a change would be in the best interests of the Company and its stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS
VOTE “FOR” THE APPOINTMENT

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PRE 14A - 8

PROPOSAL THREE—AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION IN ORDER TO EFFECT A REVERSE SPLIT OF THE COMPANY'S OUTSTANDING COMMON STOCK

The Certificate of Amendment

After this Proxy Statement has been filed with the SEC, and mailed to all holders of record of the Company’s shares, and upon the expiration of all applicable waiting and review periods under the Exchange Act, the Company will file a Certificate of Amendment to its Articles of Incorporation with the State of Idaho effecting the following corporate action:

General

The Company's Board of Directors has approved and adopted resolutions proposing, declaring advisable and in the Company's best interests, and recommending to the stockholders of the Company for approval an amendment to the Company's Amended and Restated Certificate of Incorporation (the “Charter”). The purpose of the amendment is to effect, a reverse split of the Company's 500,177,953 shares of issued and outstanding Common Stock, at an exchange ratio within the range of 1-for-500, to 1-for-1200 (a “Reverse Split”). If the Reverse Split Proposal is approved, the Board would have the authority (without further stockholder approval) to elect, as it determines to be in the best interests of the Company and its stockholders, whether or not to implement any stockholder-approved Reverse Split, and if so at which of the stockholder-approved exchange ratios.

The Board believes that approval of the Reverse Split Proposal, within the above stated range, would allow the Board the discretion to choose which Reverse Split to implement, rather than approval of a reverse split at a single specified exchange ratio. This method provides the Board with the maximum flexibility to react to future market conditions and therefore, act in the best interests of the Company and its stockholders.

Stockholders may vote in favor of, against or abstain from the Reverse Split Proposal. The text to the proposed amendment is attached hereto as Exhibit B, the Proposed Amendment to the Company's Articles of Incorporation.

If the stockholders approve the Reverse Split Proposal, the timing of any implementation of the Reverse Split will be determined in the judgment of the Board of Directors, with the intention of maximizing the Company's ability to make itself more attractive to a merger agreement as well as other intended benefits of a Reverse Split to stockholders and the Company. See the information below under the caption “Purposes of the Reverse Split.”

The Board of Directors also reserves the right, notwithstanding stockholder approval to not proceed with the stockholder-approved Reverse Split, if, at any time prior to filing an Amendment with the Secretary of State of the State of Idaho (the “Effective Time”), the Board of Directors, in its sole discretion, determines that the stockholder-approved Reverse Split is not in the best interests of the Company and its stockholders. The Board of Directors may consider a variety of factors in determining whether or not to implement any stockholder-approved Reverse Split, including, but not limited to, overall trends in the stock market, recent changes and anticipated trends in the per share market price of the Common Stock, business and transactional developments and the Company's actual and projected business and financial performance.

         If the Reverse Split Proposal is approved, and the Board elects to implement an approved Reverse Split, each of the Company's presently outstanding shares (the “Old Shares”) of Common Stock would be exchanged for new shares (the “New Shares”) of Common Stock in an exchange ratio within 1-for-500 and 1-for-1200. If the Board elects to implement a stockholder-approved Reverse Split, such split will be effectuated simultaneously for all holders of the Common Stock and the exchange ratio will be the same for all of the Common Stock. An implemented Reverse Split will affect all of the Company's stockholders uniformly and will not change the proportionate equity interests of the Company's stockholders, nor will the respective voting or other rights of stockholders be altered. The Common Stock issued pursuant to an implemented Reverse Split will remain fully paid and non-assessable. The Company will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

Purposes of the Reverse Split

In Missoula, Montana, on March 26, 2006, the Company’s Board of Directors met and authorized the execution of a merger agreement with Ethos. At that time, the Company’s Board also authorized a reverse stock split between 1:100 and 1:1000, in order to effectuate the contemplated merger with Ethos (as further described herein in Proposal 5 below). At a later meeting, the Board revised the range of the Reverse Split to 1:500 to 1:1200. Any such agreement with Ethos will necessarily involve a post-reverse share exchange on a one-for-one basis. After such an issuance, we believe that the resulting amount of our outstanding shares will adversely affect any possibility of creating and maintaining an orderly market for our common stock following a merger transaction.

If for any reason the Company deems it advisable to do so, the reverse stock split may be abandoned at any time prior to its effectiveness without further action by the Company's stockholders.

Procedure of the Reverse Stock Split

The Reverse Split will become effective upon the filing with the Secretary of State of the State of Idaho of a Certificate of Amendment to our Restated Certificate of Incorporation, as amended. The exact timing of the filing of the Certificate of Amendment, however, will be determined by the Board of Directors based upon the evaluation as to when this action would be most advantageous to our stockholders. In addition, the Company reserves the right to elect not to proceed with the Reverse Split if, at any time prior to the effective time of the Reverse Split, the Company, in its sole discretion, determines that the Reverse Split of its common stock is no longer in the best interests of the Company and its stockholders.

Commencing at the effective time of the Reverse Split, each common stock certificate would be deemed for all corporate purposes to evidence ownership of the reduced number of shares of the Company’s common stock resulting from the Reverse Split. As soon as practicable after the effective date, stockholders would be notified as to the effectiveness of the Reverse Split and instructed as to how and when to surrender their certificates of common stock.

YOU SHOULD NOT SEND YOUR STOCK CERTIFICATES NOW. YOU SHOULD SEND THEM ONLY AFTER YOU RECEIVE A LETTER OF TRANSMITTAL FROM OUR EXCHANGE AGENT, IF ANY.

Fractional Shares

We do not intend to issue fractional shares in connection with the Reverse Split. Stockholders that otherwise would be entitled to receive fractional shares because the number of shares of the Company’s common stock they hold is not evenly divisible by the Reverse Split ratio will be rounded up to the nearest whole share, not to be reduced below one share.

Effects of Reverse Stock Split

The Reverse Split will not, by itself, impact the Company's assets or prospects. However, the Reverse Split could result in a decrease in the aggregate market value of the Company's equity capital. The Reverse Split may affect the liquidity of the common stock because of the reduced number of shares outstanding after the Reverse Split. Also, the Reverse Split could result in some stockholders owning “odd-lots” of less than 100 shares of common stock. Odd-lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd-lots are generally somewhat higher than the costs of transactions in “round-lots” of even multiples of 100 shares. The Board believes, however, that these risks are outweighed by the benefits of the Reverse Split.

The following tables approximate the change to the capital structure of the Company should the reverse stock split be effectuated:
	Issued and Outstanding	Authorized and Reserved for Issuance	Authorized and Unreserved (1)

Post 1-for-500 Reverse Split	1,000,356	17,718,187	981,281,457
Post 1-for-1200 Reverse Split	416,765	17,718,187	981,865,048

(1) As a result of any reverse split, we will have an increased number of authorized but unissued    shares of common stock. Authorized but unissued shares will be available for issuance, and we    may issue such shares in financings or otherwise. If we issue additional shares, the ownership    interests of our current stockholders may be diluted.

Potential Disadvantages to the Reverse Stock Split

Reduced Market Capitalization. While we expect that the reduction in our outstanding shares of common stock will increase the market price of our common stock, we cannot assure you that the reverse stock split will increase the market price of our common stock by a multiple equal to the number of pre-split shares in the reverse split ratio determined by the board of directors or result in any permanent increase in the market price, which can be dependent upon many factors, including our business and financial performance and prospects. Should the market price decline after the reverse stock split, the percentage decline may be greater, due to the smaller number of shares outstanding, than it would have been prior to the reverse stock split. In some cases the stock price of companies that have effected reverse stock splits has subsequently declined back to pre-reverse split levels. Accordingly, we cannot assure you that the market price of our common stock immediately after the effective date of the proposed reverse stock split will be maintained for any period of time or that the ratio of post- and pre-split shares will remain the same after the reverse stock split is effected, or that the reverse stock split will not have an adverse effect on our stock price due to the reduced number of shares outstanding after the reverse stock split. A reverse stock split is often viewed negatively by the market and, consequently, can lead to a decrease in our overall market capitalization. If the per share price does not increase proportionately as a result of the reverse stock split, then our overall market capitalization will be reduced.

Liquidity. Although the board believes that the decrease in the number of shares of our common stock outstanding as a consequence of the reverse stock split and the anticipated increase in the price of our common stock could encourage interest in our common stock, such liquidity could also be adversely affected by the reduced number of shares outstanding after the reverse stock split.

Voting Rights

There will be no change in the terms of the common stock as a result of the Reverse Split. After the Reverse Split, the shares of common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the currently issued common stock now authorized. With the exception of the number of shares issued and outstanding, or held as treasury shares, the rights and preferences of the shares of common stock prior and subsequent to the Reverse Split will remain the same. Holders of the Company's common stock will have no preemptive rights.

Federal Income Tax Consequences

The following is a summary of the material federal income tax consequences of the proposed reverse stock split. This discussion is based on the Internal Revenue Code, as amended (the “Code”), the Treasury Regulations promulgated thereunder, judicial opinions, published positions of the Internal Revenue Service, and all other applicable authorities as of the date of this document, all of which are subject to change (possibly with retroactive effect).

This discussion is for general information only and does not describe all of the tax consequences that may be relevant to a holder in light of such holder's particular circumstances or to holders subject to special rules (such as dealers in securities, financial institutions, insurance companies, tax-exempt organizations, foreign individuals and entities, and persons who acquired their common stock as compensation). In addition, this summary is limited to stockholders that hold their common stock as capital assets. This discussion also does not address any tax consequences arising under the laws of any state, local or foreign jurisdiction. Accordingly, each stockholder of the Company is strongly urged to consult with a tax adviser to determine the particular federal, state, local or foreign income or other tax consequences to such holder of the reverse stock split.

We believe that the U.S. federal income tax consequences of the Reverse Split generally are as follows:

•	No gain or loss would be recognized by the Company upon the Reverse Split;
•
The aggregate adjusted basis of the shares of the Company's common stock held by a stockholder following the Reverse Split would be equal to such stockholder's aggregate adjusted basis in the Company's common stock held immediately prior to the Reverse Split;

The holding period of the Company's common stock held by a stockholder following the Reverse Split would include the holding period of the shares of the Company's common stock held immediately prior to the Reverse Split.

Dissenters Rights

There are no dissenters' rights applicable to this proposal.

Financial Information

Our quarterly and annual reports on Form 10-QSB and Form 10-KSB, respectively and Form 8-K relating to material contained in this Proxy have been filed with the SEC, are herein incorporated by this reference, and may be viewed on the SEC's Web site at HTTP://WWW.SEC.GOV/CGI-BIN/SRCH-EDGAR, AND SIMPLY TYPING IN “Victor Industries” in the Edgar Archives. We are presently “current” in the filing of all reports required to be filed by us.

Required Vote

To be approved, the Reverse Split Proposal requires the affirmative vote (in person or by proxy) of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR”
THE REVERSE SPLIT

PRE 14A - 9

PROPOSAL FOUR—REDOMICILE TO NEVADA

Introduction

The following discussion assumes that the Company has effectuated Proposal 3 as discussed above. For purposes of this Proposal, the Company and any reference thereto, shall refer to the redomiciled Nevada Company, VICI Nevada. For the business combination with Ethos to close, Proposal 3, supra, and this Proposal 4 must be approved, otherwise the contemplated transaction with Ethos will fail. Therefore, this Proposal assumes that Proposal 3 has been ratified and all action taken to effectuate the proposed action has been completed.

The merger of the Company with and into its wholly-owned subsidiary, Victor Nevada, Inc., a Nevada corporation (“VICI Nevada”) will have the sole effect of changing the domicile of the Company from the State of Idaho to the State of Nevada. The Company will thereafter be governed by the laws of the State of Nevada rather than the laws of the State of Idaho. A copy of the Plan of Merger is attached to this Proxy Statement as Exhibit C.

Once this Plan of Merger becomes effective, the Company will be governed by the articles of incorporation and bylaws of VICI Nevada, which have been attached to this Proxy Statement as Exhibits D and E, respectively. Shareholders of the Company do not have preemptive rights nor will they as a result of this Plan of Merger.

Principal Reasons for Reincorporating in Nevada

The Company is making this recommendation in order to assist in the completion of the contemplated business combination with Ethos Environmental, Inc., a Nevada corporation (“Ethos”). Although the principal terms of that transaction, discussed below, have been agreed upon, the Company believes, that due to the nature of the proposed transaction with Ethos, that, should the transaction fail to be completed, the Company will be in a better position to attract suitable candidates for other possible business combination(s). On the other hand, should the transaction with Ethos close, the post-transaction Company will be better situated under Nevada law for future expansion and corporate regulation.

We believe that, in general, Nevada law provides greater protection to our directors and the Company than Idaho law. The increasing frequency of claims and litigation directed towards directors and officers has greatly expanded the risks facing directors and officers of public companies in exercising their duties. Reincorporation in Nevada may help the Company attract and retain qualified management by reducing the risk of lawsuits being filed against the Company and its directors.

Reincorporation in Nevada will limit the personal liability of directors of the Company. Idaho law permits a corporation to adopt provisions limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that the liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law. The certificate of incorporation of the Company excludes director liability to the maximum extent allowed by Idaho law. Nevada law permits, and VICI Nevada has adopted in its articles of incorporation, a broader exclusion of liability of both officers and directors to the Company and its stockholders, providing for an exclusion of all monetary damages for breach of fiduciary duty unless they arise from act or omissions which involve intentional misconduct, fraud, or a knowing violation of law. The reincorporation will result in the elimination of any liability of an officer or director for a breach of the duty of loyalty unless arising from intentional misconduct, fraud, or a knowing violation of law.

Operating the Company as a Nevada corporation will not interfere with, or differ substantially from, our present corporate activities. As a Nevada corporation, the Company will be governed by Nevada corporate law, while Victor Industries, Inc. is presently governed by Idaho law. Our board of directors believes that Nevada law constitutes a comprehensive, flexible legal structure under which to operate. However, because of differences in the laws of these states, your rights as stockholders will change in several material respects as a result of the reincorporation. These matters are discussed in greater detail immediately below.

Significant Differences Between Idaho and Nevada Law as they Effect the Company

PROVISION	NEVADA LAW	IDAHO LAW
GENERAL
1. Courts	Nevada has a large body of statutory and case law devoted to corporate law questions.	Idaho has a large body of statutory law dealing with corporations.

DIRECTOR AND OFFICER LIABILITY

1. Director liability limitations
The articles of incorporation and NRS (Nevada Revised Statutes) 78.138 (7) limit liability of a director to the corporation and to stockholders for consequences that are a direct result of official or sanctioned actions.  Also, director or officer, unless directed otherwise by statute, is not liable for debts or liability of corporation unless acting as the alter ego of the corporation.  NRS 78.747 (1).
The IC (Idaho Code) 30-1-202 has provisions eliminating or limiting the liability of a director to the corporation or its shareholders with certain exceptions.

2. Exceptions to director liability limitations.	No limitations on liability or for intentional misconduct, fraud, or knowingly violating the law. NRS 78.138 (7)(b).
(a) The amount of a financial benefit received by a director to which he is not entitled,
(b) An intentional infliction of harm on the corporation or the shareholders,
(c) A violation of section 30-1-833, Idaho Code, or
(d)  An intentional violation of criminal law

3.Indemnification of directors and officers
NRS 78.7502 (1): A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the
Corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he: is not liable under NRS 78.138, acted in “good faith”, or had no reasonable cause to believe his conduct was unlawful.

IC 30-1-852, Mandatory Indemnification.
A corporation shall indemnify a director who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which he was a party because he was a director of the corporation against reasonable expenses incurred by him in connection with the proceeding.

IC 30-1-851, Permissible Indemnification.
Except as otherwise provided, a corporation may indemnify an individual who is a party to a proceeding because he is a director against liability incurred in the proceeding if
    (a)  (i)  He conducted himself in good faith; and
         (ii)  He reasonably believed
              (A)  In the case of conduct in his official capacity, that his conduct was in the best interests of the corporation, and
              (B)  In all cases, that his conduct was at least not opposed to the best interests of the corporation; and
         (iii)  In the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful; or
    (b)  He engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the articles of incorporation, as authorized by law.

4. Advancement of litigation expenses
The articles of incorporation, the bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation.

A corporation may, before final disposition of a proceeding, advance funds to pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding because he is a director if he delivers to the corporation
    (a)  A written affirmation of his good faith belief that he has met the relevant standard of conduct described in section 30-1-851, Idaho Code, or that the proceeding involves conduct for which liability has been eliminated under a provision of the articles of incorporation; and
    (b)  His written undertaking to repay any funds advanced if he is not entitled to mandatory indemnification under section 30-1-852, Idaho Code, and it is ultimately determined that he has not met the relevant standard of conduct.

SALE OF ASSETS

1. Voting requirements for sales of assets.
Unless otherwise provided in the articles of incorporation, every corporation may, by action taken at any meeting of its board of directors, sell, lease or exchange all of its property and assets, including its goodwill and its corporate franchises, upon such terms and conditions as its board of directors may approve, when and as authorized by the affirmative vote of stockholders holding stock in the corporation entitling them to exercise at least a majority of the voting power given at a stockholders’ meeting called for that purpose.
       Unless otherwise provided in the articles of incorporation, a vote of stockholders is not necessary:
      (a) For a transfer of assets by way of mortgage, or in trust or in pledge to secure indebtedness of the corporation; or
      (b) To abandon the sale, lease or exchange of assets.

Sale Of Assets In Regular Course Of Business And Mortgage Of Assets.
A corporation may, on the terms and conditions and for the consideration determined by the board of directors
    (a)  Sell, lease, exchange, or otherwise dispose of all, or substantially all, of its property in the usual and regular course of business;
    (b)  Mortgage, pledge, dedicate to the repayment of indebtedness, whether with or without recourse, or otherwise encumber any or all of its property whether or not in the usual and regular course of business; or
    (c)  Transfer any or all of its property to a corporation all the shares of which are owned by the corporation.
(2)  Unless the articles of incorporation require it, approval by the shareholders of a transaction described above is not required.

Sale Of Assets Other Than In Regular Course Of Business.

(1) A corporation may sell, lease, exchange or otherwise dispose of all, or substantially all, of its property, with or without the good will, otherwise than in the usual and regular course of business, on the terms and conditions and for the consideration determined by the corporation's board of directors, if the board of directors proposes and its shareholders approve the proposed transaction.

2. Amending Certificate or Articles of Incorporation
Amendment Before Issuance of Shares.

At least two-thirds of the incorporators or of the board of directors of any corporation, before issuing any stock, may amend the articles of incorporation of the corporation by signing and filing with the secretary of state a certificate amending, modifying, changing or altering the articles, in whole or in part.

Amendment After Issuance of Shares

Any corporation having stock may amend its articles of incorporation in any of the following respects:
      (a) By addition to its corporate powers and purposes, or diminution thereof, or both.
      (b) By substitution of other powers and purposes, in whole or in part, for those prescribed by its articles of incorporation.
      (c) By increasing, decreasing or reclassifying its authorized stock, by changing the number, par value, preferences, or relative, participating, optional or other rights, or the qualifications, limitations or restrictions of such rights, of its shares, or of any class or series of any class thereof whether or not the shares are outstanding at the time of the amendment, or by changing shares with par value, whether or not the shares are outstanding at the time of the amendment, into shares without par value or by changing shares without par value, whether or not the shares are outstanding at the time of the amendment, into shares with par value, either with or without increasing or decreasing the number of shares, and upon such basis as may be set forth in the certificate of amendment.
      (d) By changing the name of the corporation.
      (e) By making any other change or alteration in its articles of incorporation that may be desired.
      2.  All such changes or alterations may be effected by one certificate of amendment; but any articles of incorporation so amended, changed or altered, may contain only such provisions as it would be lawful and proper to insert in original articles of incorporation, pursuant to NRS
78.035 and 78.037, if the original articles were executed and filed at the time of making the amendment.

Procedure for Amending Articles after issuing stock,
      (a) The board of directors must adopt a resolution setting forth the amendment proposed and declaring its advisability, and either call a special meeting of the stockholders entitled to vote on the amendment or direct that the proposed amendment be considered at the next annual meeting of the stockholders entitled to vote on the amendment.
      (b) At the meeting, of which notice must be given to each stockholder entitled to vote pursuant to the provisions of this section, a vote of the stockholders entitled to vote in person or by proxy must be taken for and against the proposed amendment. If it appears upon the canvassing of the votes that stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation, have voted in favor of the amendment, an officer of the corporation shall sign a certificate setting forth the amendment, or setting forth the articles of incorporation as amended, and the vote by which the amendment was adopted.
      2.  If any proposed amendment would adversely alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series adversely affected by the amendment regardless of limitations or restrictions on the voting power thereof.
      3.  Provision may be made in the articles of incorporation requiring, in the case of any specified amendments, a larger proportion of the voting power of stockholders than that required by this section.

  Amendment Before Issuance of Shares.

 If a corporation has not yet issued shares, its incorporators or board of directors may adopt amendments to the corporation's articles of incorporation.

Amendment After Issuance of   Shares

Amendment By Board Of Directors.

Unless the articles of incorporation provide otherwise, a corporation's board of directors may adopt one or more amendments to the corporation's articles of incorporation without shareholder action
 (1)  To extend the duration of the corporation if it was incorporated at a time when limited duration was required by law;
 (2)  To delete the names and addresses of the initial directors;
 (3)  To delete the name and address of the initial registered agent or registered office, if a statement of change is on file or if an annual report has been filed with the secretary of state;
 (4)  To change each issued and unissued authorized share of an outstanding class into a greater number of whole shares if the corporation has only shares of that class outstanding;
 (5)To change the corporate name  by substituting "corporation," "incorporated," "company," "limited," or the abbreviation "corp.," "inc.," "co.," or "ltd.," for a similar word or abbreviation in the name, or by adding, deleting or changing a geographical attribution for the name;
 (6)  To reduce the number of authorized shares solely as a result of a cancellation of treasury shares; or
 (7)  To make any other change expressly permitted by law to be made without shareholder action.

Amendment By Board of Directors and Shareholders.

(1) A corporation's board of directors may propose one or more amendments to the articles of incorporation for submission to the shareholders.
 (2)  For the amendment to be adopted
    (a)  The board of directors must recommend the amendment to the shareholders unless the board of directors determines that because of conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the shareholders with the amendment; and
    (b)  The shareholders entitled to vote on the amendment must approve the amendment .
 (3)  The board of directors may condition its submission of the proposed amendment on any basis.
 (4)  The corporation shall notify each shareholder, whether or not entitled to vote, of the proposed shareholders' meeting in  accordance with section 30-1-705, Idaho Code. The notice of meeting must also state that the purpose, or one (1) of the purposes, of the meeting is to consider the proposed amendment and contain or be accompanied by a copy or summary of the amendment.
 (5)  Unless this chapter, the articles of incorporation, or the board of directors require a greater vote or a vote by voting groups, the amendment to be adopted must be approved by
    (a)  A majority of the votes entitled to be cast on the amendment by any voting group with respect to which the amendment would create dissenters' rights; and
    (b)  The votes required by sections 30-1-725 and 30-1-726, Idaho Code, by every other voting group entitled to vote on the amendment.

ELECTIONS; PROCEDURAL MATTERS

1. Preemptive rights
As to corporations formed before October 1, 1991; preemptive rights exist, limited by the articles of incorporation or statute. As to corporations formed after October 1, 1991; preemptive rights do not exist except to the extent that the articles of incorporation provide.
The shareholders of a corporation do not have a preemptive right to acquire the corporation's unissued shares except to the extent the articles of incorporation so provide.

2. Cumulative voting
Unless otherwise provided in the articles of incorporation, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.

Shareholders do not have a right to cumulate their votes for directors unless the articles of incorporation so provide..

Unless otherwise provided in the articles of incorporation, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.

Shareholders do not have a right to cumulate their votes for directors unless the articles of incorporation so provide.

3. Removal of directors
Except as otherwise provided by statute, any director or one or more of the incumbent directors may be removed from office by the vote of stockholders representing not less than two/thirds of the voting power of the issued and outstanding stock entitled to voting power.

In the case of corporations which have provided in their articles of incorporation for the election of directors by cumulative voting, any director or directors who constitute fewer than all of the incumbent directors may not be removed from office at any one time or as the result of any one transaction under the provisions of this section except upon the vote of stockholders owning sufficient shares to prevent each director’s election to office at the time of removal.

The articles of incorporation may require the concurrence of more than two-thirds of the voting power of the issued and outstanding stock entitled to voting power in order to remove one or more directors from office.

All vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors, though less than a quorum, unless it is otherwise provided in the articles of incorporation.

The shareholders may remove one or more directors with or without cause unless the articles of incorporation provide that directors may be removed only for cause.

If cumulative voting is authorized, a director may not be removed if the number of votes sufficient to elect him under cumulative voting is voted against his removal.  If cumulative voting is not authorized, a director may be removed only if the number of votes cast to remove him exceeds the number of votes cast not to remove him.

A director may be removed by the shareholders only at a meeting called for the purpose of removing him and the meeting notice must state that the purpose, or one of the purposes, of the meeting is removal of the director.

4. Written consent in lieu of shareholder meeting
Unless otherwise provided in the articles of incorporation or the bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required.

Unless otherwise provided in the articles of incorporation or the bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required.

5. Board quorum
Unless the articles of incorporation or the bylaws provide for a greater or lesser proportion, a majority of the board of directors of the corporation then in office, at a meeting duly assembled, is necessary to constitute a quorum for the transaction of business, and the act of directors holding a majority of the voting power of the directors, present at a meeting at which a quorum is present, is the act of the board of directors.

Unless the articles of incorporation or the bylaws provide for a greater or lesser proportion, a majority of the board of directors of the corporation then in office, at a meeting duly assembled, is necessary to constitute a quorum for the transaction of business, and the act of directors holding a majority of the voting power of the directors, present at a meeting at which a quorum is present, is the act of the board of directors

Tax Aspects

It is management’s belief that pursuant to the Internal Revenue Code Section 368 (a), this change of domicile from Idaho to Nevada will qualify as a tax free exchange as a mere change of place of incorporation, however effected.

Assuming that the merger of the Company into its wholly-owned subsidiary qualifies as a reorganization within the meaning of Section 368(a) of the Code:

•  No gain or loss will be recognized by a Shareholder of the Company as a result of the merger with respect to shares of the Company converted solely into shares of the surviving company;
•  The tax basis of the shares of stock of the surviving company received by the Company’s Shareholders will be the same as the tax basis of the Company’s stock exchanged therefor;
•  The holding period of the surviving company stock received by the Company’s Shareholders in the merger will include the period during which the Company’s stock surrendered in exchange therefor were held, provided that such shares of the Company were held as capital assets at the effective date of the merger.

No Opinion of Counsel and Advice to Seek Own Tax Adviser

Neither the Company nor the nominees for Director have sought an opinion of counsel with respect to the tax consequences of the transactions to be considered at the meeting. The Company and the nominees do not believe that the reincorporation in Nevada will have any tax consequences to the Company's Shareholders. Shareholders are advised to consult with their own tax advisers or counsel if they have any questions regarding the tax aspects of the transaction.

Voting

The proposal to merge the Company with its wholly-owned Nevada subsidiary will require the affirmative vote of the holders of at least a majority of the shares entitled to vote thereon.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE CHANGE OF THE COMPANY’S STATE OF DOMICILE FROM IDAHO TO NEVADA

(This Space Intentionally Left Blank)

PRE 14A - 10

PROPOSAL FIVE--MERGER WITH ETHOS ENVIRONMENTAL, INC.

Prelude

The following discussion assumes that the Company has effectuated Proposal 3 and Proposal 4 as discussed above. For purposes of this paragraph, the “Company” and any reference thereto, shall refer to the post-Reverse Split Nevada Company. Any reference to “VICI” shall refer to the present Company, and any recommendations by the Board of Directors. Should Proposal 3 and Proposal 4 not be ratified, and the terms and conditions thereof completed, the transaction discussed in this Proposal 5 is not likely to be consummated and will be terminated pursuant to the terms and conditions of the Agreement and Plan of Reorganization (the “APR Merger”). Therefore, this Proposal assumes that Proposal 3 and Proposal 4 have been ratified and all action taken to effectuate the proposed action has been completed.

The closing of the APR Merger is subject to various customary closing conditions, including but not limited to shareholder approval by both companies.

The description set forth herein of the terms and conditions of the APR Merger is qualified in its entirety by reference to the full text of such agreement, which is filed with this report as Exhibit F and incorporated by reference into this Proposal 5. The Merger Agreement has been included to provide shareholders with information regarding the terms of the merger and the merger agreement is not intended to provide any other factual information about the Company or Ethos Environmental, Inc. All such information can be found in this Proxy Statement and in other public filings made with the Securities and Exchange Commission, what are available without charge at www.sec.gov.

The Merger

The APR Merger provides for a business combination transaction by means of a merger of Ethos with and into the Company, with the Company as the corporation surviving the merger. Under the terms of the APR Merger, the Company will acquire all issued and outstanding shares of Ethos in exchange for 17,718,187 shares of common stock of the Company. Shares of Company common stock an representing an estimated 97% of the total issued and outstanding shares of Company common stock shall be issued to the Ethos stockholders.

The following summary of the material provisions of the APR Merger is qualified by reference to the complete text of the merger agreement, as amended, a copy of which is attached as Exhibit F to this proxy statement. All stockholders are encouraged to read the APR Merger in its entirety for a more complete description of the terms and conditions of the actions described therein and summarized herein.

VICI's Recommendations to Stockholders; Reasons for the APR Merger

After careful consideration of the terms and conditions of the APR Merger, the Board of Directors of VICI has determined that the APR Merger is fair to and in the best interests of VICI and its stockholders. In reaching its decision with respect to the APR Merger and the transactions contemplated thereby, the Board of Directors of VICI reviewed the financial data and the due diligence and evaluation materials provided by Ethos in order to determine that the consideration to be paid to the Ethos stockholders was reasonable.

Closing and Effective Time of the Merger

The closing of the merger will take place promptly following the satisfaction of the conditions described below under “The Merger Agreement—Conditions to the Closing of the Merger,” unless VICI and Ethos agree in writing to another time. The merger is expected to be consummated promptly after the annual meeting of VICI's stockholders described in this proxy statement.

Name & Headquarters After completion of the Merger:

•  the name of VICI shall be Ethos Environmental, Inc.;
•	the corporate headquarters and principal executive offices of VICI will be located at 7015 Alamitos Avenue in San Diego, CA 92154, which is Ethos’s corporate headquarters; and
•
VICI and Ethos will cause the common stock of VICI outstanding prior to the APR Merger, which is traded on the Over The Counter Trading Bulletin Board ("OTCBB"), to continue trading on the OTCBB, albeit a new symbol shall be requested by the filing of the appropriate documentation.

Merger Consideration

Pursuant to the APR Merger, the holders of securities of Ethos outstanding immediately before the merger will receive, in exchange for such securities, 17,718,187 shares of Company common stock. Immediately following the APR Merger, the Ethos stockholders will own approximately 97% of the total issued and outstanding Company common stock. Unless otherwise indicated, this proxy statement assumes that 17,718,187 Company common shares will be issued in conjunction with the APR Merger.

Post-Transaction Operations

As soon as practical following the close of the transaction it is contemplated that the current business operations of the Company will be spun-off into Envirotech Industrial Group, Inc., a Nevada corporation (“Envirotech”). Pursuant to the spin-off each shareholder of record shall receive a dividend share in the private company, Envirotech. Envirotech will focus its operations in the agricultural industry focusing on emerging technology in the fertilizer and plant growth enhancement sphere. Shareholder receiving a dividend share in Envirotech shall be shareholder in a private company. The Company, based on capital requirement and business conditions, may endeavor to register its securities with the Securities and Exchange Commission facilitating Envirotech becoming a publicly traded company. At this time there is no definitive plan to register the shares of Envirotech with the SEC. Accordingly, shareholders should understand that any dividend shares received pursuant to a spin-off would not have a public market and as such would have no liquidity. The Company makes no representation that following the spin-off, the dividend shares would be registered with the SEC and therefore Envirotech may never become a publicly traded company.

Following the transaction, the Registrant will operate within the fuel reformulation industry. Ethos currently manufactures and distributes a line of fuel reformulation products designed to promote and foster an increase in fuel mileage in both personal and commercial vehicles. Ethos currently markets its products under the name Ethos Fuel Reformulators, or Ethos FR. These products not only enhance gas mileage but function to reduce emissions and vehicle maintenance costs. Ethos has patents in process covering specific areas on synthetic oils, sulfur substitutes and varied formulation of its existing products.

The post-transaction company will not continue any operations in the area of business currently conducted by the Registrant. The exclusive focus of the post-transaction company shall be within the fuel reformulation industry. The Company believes that the potential for growth in this area remains large with the current global economy and ever present focus on the global rise in fuel prices.

Post-Transaction Management and Board of Directors.

The directors and officers of Ethos in office at the time of closing of the transaction shall be appointed the directors and officers of the post-transaction Company and the current officers and directors of the Company shall immediately resign from the office and positions with the Company and shall be appointed the officers and directors of Envirotech.

VICI Inside Stockholders

As of March 31, 2006, directors and executive officers of VICI and their affiliates (the “VICI Inside Stockholders”) beneficially owned and were entitled to vote 12,918,070 shares or approximately .026% of VICI's outstanding common stock. The VICI Inside Stockholders have also indicated that they intend to vote their shares in favor of all other proposals being presented at the meeting and that they will vote the shares they purchased in open market transactions in favor of all of the proposals being presented at the meeting, including the merger proposal.

PRE 14A - 11

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the Annual meeting if you owned shares of VICI common stock at the close of business on the record date for the Annual meeting. You will have one vote for each share of VICI common stock you owned at the close of business on the record date. On the record date, there were 500,177,953 shares of VICI common stock outstanding.

Quorum and Vote of VICI Stockholders

A quorum of VICI stockholders is necessary to hold a valid meeting. A quorum will be present at the VICI special meeting if a majority of the outstanding shares entitled to vote at the meeting are represented in person or by proxy. Abstentions and broker non-votes will count as present for the purposes of establishing a quorum.

•
The approval of the merger proposal will require the affirmative vote of the holders of a majority of the outstanding shares of VICI common stock on the record date. The merger will not be consummated if the holders of more than 50% of the common stock of VICI do not vote in the affirmative for the APR Merger.

Please note that you cannot seek conversion of your shares unless you affirmatively vote against the APR Merger.

Dissenters Rights

There are no dissenters’ rights applicable to this proposal.
Proxies

Proxies may be solicited by mail, telephone or in person. VICI has engaged Action Stock Transfer Corporation to assist in the solicitation of proxies. If you grant a proxy, you may still vote your shares in person if you revoke your proxy before the special meeting.

Interests of VICI Directors and Officers in the APR Merger

When you consider the recommendation of VICI's board of directors in favor of adoption of the APR Merger proposal, you should keep in mind that VICI's executive officers and members of VICI's board have interests in the APR Merger transaction that are different from, or in addition to, your interests as a stockholder. These interests include, among other things if the APR Merger is not approved, VICI will be required to seek additional funds or possible business combination in order to remain operational.

Conditions to the Closing of the APR Merger

Consummation of the APR Merger and the related transactions is conditioned on the VICI stockholders adopting this merger proposal. In addition, the consummation of the merger is conditioned upon the following:

•  no order, stay, judgment or decree being issued by any governmental authority preventing, restraining or prohibiting in whole or in part, the consummation of such transactions;
•  the delivery by each party to the other party of a certificate to the effect that the representations and warranties of the delivering party are true and correct in all material respects as of the closing and all covenants contained in the APR Merger have been materially complied with by the delivering party;
•  the receipt of necessary consents and approvals by third parties and the completion of necessary proceedings;
•  VICI's common stock being quoted on the OTCBB; and
•  those additional terms and conditions as fully set forth in the APR Agreement attached hereto.

Ethos’s Conditions to Closing of the APR Merger

The obligations of Ethos to consummate the transactions contemplated by the merger agreement, in addition to the conditions described above, are conditioned upon each of the following, among other things:

•  there shall have been no material adverse effect with respect to VICI since the date of the merger agreement;
•  Ethos shall have received a legal opinion substantially in the form annexed to the merger agreement, which is customary for transactions of this nature, from the SteadyLaw Group, LLP, counsel to VICI; and
•  those additional terms and conditions as fully set forth in the APR Agreement attached hereto.

VICI's Conditions to Closing of the APR Merger

The obligations of VICI to consummate the transactions contemplated by the APR Merger, in addition to the conditions described above in the second paragraph of this section, are conditioned upon each of the following, among other things:

•  at the closing, there shall have been no material adverse effect with respect to Ethos since the date of the APR Merger;
•	VICI shall have received a legal opinion substantially in the form annexed to the APR Merger, which is customary for transactions of this nature, from Michael Later, Esq., counsel to Ethos; and
•  those additional terms and conditions as fully set forth in the APR Agreement attached hereto.

PRE 14A - 12

Termination, Amendment and Waiver

The APR Merger may be terminated at any time prior to the Effective Time of the APR Merger by the mutual written consent of the Registrant and Ethos. Either the Registrant or Ethos may terminate the APR Merger (i) if the APR Merger is not completed by June 15, 2006, (ii) if any legal restraint or prohibition prohibiting the completion of the APR Merger becomes final or non-appealable, or (iii) if the majority of the stockholders of either the Registrant or Ethos do not vote in favor of the actions described therein. In addition, Ethos may terminate the APR Merger if (i) Ethos’ board of directors determines that it is required to do so pursuant to its fiduciary duties, or (ii) Registrant breaches or fails to perform any of their respective representations, warranties or covenants under the APR Merger. Further, Registrant may terminate the APR Merger if (i) Registrant’s board of directors fails determines that it is required to do so pursuant to its fiduciary duties, or (ii) Ethos breaches or fails to perform any of their respective representations, warranties or covenants under the APR Merger.

Quotation or Listing

VICI's outstanding common stock is quoted on the OTCBB. VICI and Ethos will use their reasonable best efforts to ensure that VICI's common stock will continue to be quoted on the OTCBB.

Tax Consequences of the Merger

The APR Merger is intended to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code and no gain or loss will be recognized by VICI as a result of the APR Merger;

Accounting Treatment

The APR Merger will be accounted for under the purchase method of accounting as a reverse acquisition in accordance with U.S. generally accepted accounting principles for accounting and financial reporting purposes. Under this method of accounting, Ethos will be treated as the “acquired” company for financial reporting purposes. In accordance with guidance applicable to these circumstances, the APR Merger will be considered to be a capital transaction in substance. Accordingly, for accounting purposes, the APR Merger will be treated as the equivalent of Ethos issuing stock for the net monetary assets of VICI, accompanied by a recapitalization. The net monetary assets of VICI will be stated at their fair value, essentially equivalent to historical costs, with no goodwill or other intangible assets recorded.

Regulatory Matters

The APR Merger and the transactions contemplated by the APR Merger are not subject to any additional federal or state regulatory requirement or approval, including the Hart-Scott-Rodino Antitrust Improvements Act of 1976, or HSR Act, except for filings with the State of Idaho necessary to effectuate the transactions contemplated by the APR Merger.

Forward-Looking Statements

We believe that some of the information in this proxy statement constitutes forward-looking statements within the definition of the Private Securities Litigation Reform Act of 1995. However, the safe-harbor provisions of that act do not apply to statements made in this proxy statement. You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:

•	discuss future expectations;
•	contain projections of future results of operations or financial condition; or
•	state other “forward-looking” information.

We believe it is important to communicate our expectations to our stockholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The risk factors and cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us or Ethos in such forward-looking statements, including among other things:

•  the number and percentage of our stockholders voting against the merger proposal;
•  outcomes of government reviews, inquiries, investigations and related litigation;
•  continued compliance with government regulations;
•  legislation or regulatory environments, requirements or changes adversely affecting the business in which Ethos is engaged;
•  fluctuations in customer demand;
•  management of rapid growth;
•  general economic conditions;
•  Ethos’s business strategy and plans;

All forward-looking statements included herein attributable to any of VICI, Ethos or any person acting on either party’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, VICI and Ethos undertake no obligations to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

Extension; Waiver

At any time prior to the closing, any party to the APR Merger may, in writing, to the extent legally allowed:

•  extend the time for the performance of any of the obligations or other acts of the other parties to the agreement;
•  waive any inaccuracies in the representations and warranties made to such party contained in the merger agreement or in any document delivered pursuant to the merger agreement; and
•  waive compliance with any of the agreements or conditions for the benefit of such party contained in the merger agreement.

Public Announcements

VICI and Ethos have agreed that until closing or termination of the merger agreement, the parties will:

•  cooperate in good faith to jointly prepare all press releases and public announcements pertaining to the merger agreement and the transactions governed by it; and
•  not issue or otherwise make any public announcement or communication pertaining to the merger agreement or the transaction without the prior consent of the other party, which shall not be unreasonably withheld by the other party, except as may be required by applicable laws or court process.

Shares of our common stock are currently traded on the over-the-counter market and are quoted on the Over The Counter Bulletin Board ("OTCBB") under the symbol “VICI.” Following the effective date of the APR Merger, shares of common stock of the Company will be traded on the over-the-counter market under a symbol yet to be assigned, which the Company may not know prior to mailing this proxy statement to its stockholders. The Company will publicly disseminate the new ticker symbol for the common stock, as soon as it becomes available.

PRE 14A - 13

Financial Information

A.    2004 AUDITED Financial Statements, Ethos Environmental, Inc.

ETHOS ENVIRONMENTAL, INC.

FINANCIAL STATEMENTS

DECEMBER 31, 2004

ETHOS ENVIRONMENTAL, INC.
FINANCIAL STATEMENTS
DECEMBER 31, 2004

Table of Contents

INDEPENDENT AUDITORS’ REPORT …………………………………………. 1

FINANCIAL STATEMENTS:

Balance Sheets ………………………………………………………………… 2

Statement of Income …………………………………………………………… 3

Statement of Stockholders’ Equity …………………………………………….. 4

Statements of Cash Flows ……………………………………………………… 5

Notes to Financial Statements ……………………………………………..…. 6-9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Ethos Environmental, Inc.

We have audited the accompanying consolidated balance sheet of Ethos Environmental, Inc. (the Company) as of December 31, 2004 and 2003, and the related statements of income, stockholders' equity, and cash flows for the year ended December 31, 2003 were unaudited. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with the auditing generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ethos Environmental, Inc. as of December 31, 2004 and 2003, the results of its operations and its cash flows for the years ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 6 to the financial statements, the company has restated the financial statements as of December 31, 2004 and the year then ended to reflect the correction of an error discovered subsequent to March 2, 2005.

/s/ Berry & Co. CPA’S

Las Vegas, Nevada
March 2, 2005
Restated
August 10, 2006

1

ETHOS ENVIRONMENTAL, INC.
BALANCE SHEETS
DECEMBER 31, 2004 AND 2003

ASSETS

	2004	2003
Current Assets:
Cash and cash equivalents	$1,057,137	$ 27,054
Accounts receivable, net	317,902	40,664
Inventory, net	58,748	68,028

Total current assets	1,433,787	135,746

Property and equipment, net	351,117	135,173

Other assets:
Other	82,110	37,400

	82,110	37,400

Total Assets	$ 1,867,014	$ 308,319

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabiliities:
Accounts Payable	$ 122,261	$ 112,862
Accrued Expenses	38,918	19

Total current liabilities	161,179	112,881

Long-Term Liabilities:
Loans Payable	1,997	3,997

	1,997	3,997

Total Liabilities	163,176	116,878

Stockholders' Equity:
Common stock, $.001 par value, 200,000,000 shares
Authorized; 17,609,287 and 12,487,487 shares
issued and outstanding	17,610	12,488
Additional paid-in capital	3,793,046	1,220,987
Retained earnings (deficit)	(2,106,818)	(1,042,034)

Total stockholders' equity	1,703,838	191,441

Total Liabilities and Stockholders' Equity	$ 1,867,014	$ 308,319

The accompanying notes are an integral part of the financial statements.

2

ETHOS ENVIRONMENTAL, INC.
STATEMENTS OF INCOME
YEARS ENDED DECEMBER 31, 2004 AND 2003 (Unaudited)

	2004	2003 (Unaudited)

Sales	$ 332,780	$ 198,812

Cost of Sales	125,753	194,376

Gross Profit	207,027	4,436

Selling, General and Administrative Expenses:
Automobile expense	40,431	14,684
Bad debt expense	-	48,935
Bank service fees	1,240	430
Commissions	118,229	25,038
Depreciation expense	37,702	10,105
Insurance	2,897	998
Rent expense	62,159	52,283
Repairs and maintenance	19,129	7,280
Professional fees	657,853	124,212
Taxes and licenses	564	3,131
Other expenses	82,698	147,992
Research and development	46,950	-
Telephone and utilities	21,007	14,483
Office supplies and expense	32,106	2,041
Meals and travel expense	154,667	128,171
Miscellaneous	1,845	5,053

Total operating expenses	1,269,477	584,836

Net operating income/(loss)	(1,062,450)	(580,400)

Other expenses:
Interest expense	(2,334)	(1,545)

Net operating income/(loss) before income taxes	(1,064,784)	(581,945)

Income tax (expense) benefit	-	-

Net income/(loss)	$ (1,064,784)	$ (581,945)

Accumulated deficit, beginning	(1,042,034)	(460,089)

Retained earnings (deficit), ending	(2,106,818)	(1,042,034)

The accompanying notes are an integral part of the financial statements.

3

ETHOS ENVIRONMENTAL, INC.
STATEMENT OF STOCKHOLDERS’ EQUITY
YEARS ENDED DECEMBER 31, 2004 AND 2003 (Unaudited)

	Common Stock Shares	Common Stock	Additional Paid-In Capital	Retained Earnings / (Deficit)	Total Stockholders' Equity
Balance, January 1, 2003 (unaudited)	6,246,862	$ 6,247	$ 360,420	$ (460,089)	$ (93,422)

Stock issuances	6,240,625	6,241	860,567		866,808

Net loss (unaudited)	-	-	-	(581,945)	(581,945)

Balance December 31, 2003	12,487,487	12,488	1,220,987	(1,042,034)	191,441

Stock issuances	5,121,800	5,122	2,572,059	-	2,577,181

Net income	-	-	-	(1,064,784)	(1,064,784)

Balance, December 31, 2004	17,609,287	$ 17,610	$ 3,793,046	$ (2,106,818)	$ 1,703,838

The accompanying notes are an integral part of the financial statements

4

ETHOS ENVIRONMENTAL, INC.
STATEMENT OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2004 AND 2003 (Unaudited)

	2004	2003 (Unaudited)
Operating Activities:
NET income/(loss)	$ (1,064,784)	$ (581,945)
Adjustments to reconcile net income/(loss) to net cash
used in operating activities
Depreciation	37,702	10,103
Changes in operating assets and liabilities:
(Increase)/Decrease in receivables	(277,238)	14,390
(Increase)/Decrease in inventory	9,280	(90,417)
(Increase)/Decrease in other assets	(44,710)	(32,000)
Increase/(Decrease) in accounts payable	9,399	124,733
Increase/(Decrease) in accrued expenses	38,899	19

Net cash used in operating activities	(1,291,452)	(555,115)

Investing Activities:
Purchase of property, pland and equipment	(253,647)	(119,635)

Net cash used in investing activities	(253,647)	(119,635)

Financing Activities:
Proceeds from loans payable	-	3,997
Repayment of loans payable	(2,000)	-
Proceeds from capital contributions	2,577,182	686,500

Net cash provided by financing activities	2,575,182	690,497

Increase in Cash and Cash Equivalents	1,030,083	15,747

Cash and cash equivalents, beginning of year	27,054	11,307

Cash and Cash Equivalents, End of Year	$ 1,057,137	$ 27,054

The accompanying notes are an integral part of the financial statements

5

ETHOS ENVIRONMENTAL, INC.
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2004

Note 1. Organization

Ethos Environmental, Inc. (the Company) develops and markets fuel enhancing products that reduce fuel costs and emissions. The Company is based in southern California and has developed its product marketing to locations that include the United States, Asia, Central and South America, Canada and Europe.

Note 2. Summary of Significant Accounting Policies

Accounting Method

The Company maintains its records on an accrual basis of accounting, which recognizes revenues when earned and expenses when incurred.

Accounts Receivable

Accounts receivable is recorded at the amount the Company expects to collect on balances outstanding at year-end. Management closely monitors outstanding balances and writes off, as of year-end, all balances that have not been collected by the time the financial statements are issued.

Inventory

Inventory consists primarily of raw materials and is stated at the lower of cost or market value.

Property and Equipment

Property and equipment are recorded at cost and are depreciated over their estimated useful lives using the straight-line depreciation method. Useful lives of asset classes range from 5 to 7 years.

For income tax purposes, depreciation is computed using the accelerated cost recovery system and the modified accelerated cost recovery system.

6

ETHOS ENVIRONMENTAL, INC.
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2004

Note 2. Summary of Significant Accounting Policies

Income Taxes

The Company accounts for its income taxes under the provisions of Statement of Financial Accounting Standards 109 (SFAS 109). Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to differences between the bases of certain assets and liabilities for financial and tax reporting. The deferred taxes represent the future tax return consequences of those differences, which will either be taxable when the assets and liabilities are recovered or settled.

Estimates

The preparation of financial statements in conformity with the generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Note 3. Property and Equipment

The Company’s property and equipment consists of the following as of December 31, 2004 and 2003.

	2004	2003
Vehicles	$ 277,202	$ 107,795
Equipment	89,722	25,134
Furniture and Fixtures	32,001	12,349
	398,925	145,278
Less: accumulated depreciation	(47,808)	(10,105)
	$ 351,117	$ 135,173

Depreciation expense for the years ended December 31, 2004 and 2003 was $37,702 and $10,105.

7

ETHOS ENVIRONMENTAL, INC.
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2004

Note 4. Income Taxes

Deferred tax assets and liabilities consist of the following:

	2004	2003
Current taxes	$ (335,777)	$ 107,795
Deferred taxes	19,336	25,134
Valuation allowance	316,441	12,349
	-	-

SFAS No. 109 specifies tat deferred tax assets are to be reduced by a valuation allowance if it is more likely than not that some portion or all of the deferred tax asset will not be realized. Management has determined that it is more likely than not that the full benefit of the net deferred tax asset will not be realized, so management has established a full valuation allowance at December 31, 2004.

Net operating loss (NOL) carry forwards may be limited under the Internal Revenue Code should significant changes in ownership occur.

The tax bases of accounts receivable exceed their bases for financial reporting by the amount of the allowance for doubtful accounts. The excess will be deductible when substantially all collection efforts have been exhausted. Property and equipment exceed their tax bases by the cumulative amount that accelerated depreciation exceeds straight-line depreciation. The excess will be taxable in future periods through reduced depreciation deductions for tax purposes.

Note 5. Concentrations of Credit Risk

The Company maintains its cash balance at a financial institution that is insured by the Federal Deposit Insurance Corporation up to $100,000. At December 31, 2004, the Company’s uninsured cash balance totals $958,051.

8

ETHOS ENVIRONMENTAL, INC.
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2004

Note 6. Restatement

For the year ended December 31, 2004, the company previously recorded revenue of $6,384,000, or approximately 95% of total revenue. The company produced invoices for $4,218,000 and $2,166,000 in October and November 2004, respectively and the $6,384,000 was recorded as outstanding accounts receivable at December 31, 2004. Subsequent to the issuance of the audit report dated March 2, 2005 the company determined that it had recognized the income and related costs in error, and has restated the financial statements to correct this error. The effect of this restatement was to reduce previously reported revenue, cost of sales, net income, accounts receivable, accounts payable, income tax expense and retained earnings as follows:

	As Previously Reported	As Restated	Difference

Revenue	$ 6,716,780	$ 332,780	$ (6,384,000)
Cost of Sales	2,630,820	125,753	(2,505,067)
Net Income	2,197,004	1,064,784	(1,132,220)
Accounts Receivable	6,701,902	317,902	(6,384,000)
Accounts Payable	2,627,327	122,261	(2,505,066)
Income Tax (Expense) Benefit	(617,145)	-	617,145
Retained Earnings	1,511,330	(2,106,818)	(3,618,148)

9

B.     2005 AUDITED Financial Statements, Ethos Environmental, Inc.

ETHOS ENVIRONMENTAL, INC. FINANCIAL REPORT DECEMBER 31, 2005

C O N T E N T S

Page

INDEPENDENT AUDITORS' REPORT                                                                                               1

FINANCIAL STATEMENTS

BALANCE SHEETS                                                                                                                             2

STATEMENTS OF OPERATIONS                                                                                                      3

STATEMENTS OF STOCKHOLDERS' EQUITY                                                                              4

STATEMENTS OF CASH FLOWS                                                                                                     5

NOTES TO FINANCIAL STATEMENTS                                                                                           6 - 10

INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
Ethos Environmental, Inc.
San Diego, California

We have audited the accompanying balance sheet of Ethos Environmental, Inc. ("the Company") as of December 31, 2005, and the related statements of operations, stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the 2005 financial statements based on our audit. The 2004 financials statements were audited by other auditors whose report dated March 2, 2005, with respect to the financial statements and August 10, 2006, with respect to the restatement of the 2004 financial statements, expressed an unqualified opinion on those statements. As discussed in Note 2, the Company has restated its 2004 financial statements effective August 10, 2006, to reflect the correction of an error related to revenue recognition.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2005 financial statements referred to above present fairly, in all material respects, the financial position of Ethos Environmental, Inc. as of December 31, 2005, the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has experienced recurring losses from operations and has a substantial accumulated deficit. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans regarding these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/S/ PETERSON SULLIVAN PLLC

September 5, 2006
Seattle, Washington

ETHOS ENVIRONMENTAL, INC.

BALANCE SHEETS

December 31, 2005 and 2004
ASSETS	2005	2004 (As Restated)
Current Assets
Cash	$ 198,498	$ 1,057,137
Restricted cash	300,000
Accounts receivable, net	241,085	317,902
Inventory	259,564	58,748
Building deposit	200,000
Total current assets	1,199,147	1,433,787
Property and Equipment, net	369,457	351,117
Other Assets
Loans receivable	84,110	77,110
Other	8,000	5,000
	92,110	82,110
Total assets	$ 1,660,714	$ 1,867,014
	LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Accounts payable	$ 689,836	$ 122,261
Accrued expenses	129,477	38,918
Loan payable	13,000	1,997
Total liabilities	832,313	163,176
Stockholders' Equity
Common stock, $.001 par value, 200,000,000 shares
authorized; 22,717,477 and 17,609,287 shares
issued and outstanding in 2005 and 2004, respectively	22,718	17,610
Additional paid-in capital	3,964,138	3,793,046
Accumulated deficit	(3,158,455)	(2,106,818)
Total stockholders' equity	828,401	1,703,838
Total liabilities and stockholders' equity	$ 1,660,714	$ 1,867,014

ETHOS ENVIRONMENTAL, INC.

STATEMENTS OF OPERATIONS

For the Years Ended December 31, 2005 and 2004
	2005	2004 (As Restated)
Sales	$ 1,780,825	$ 332,780
Cost of sales	526,459	125,753
Gross profit	1,254,366	207,027
Selling expenses	483,953	272,896
General and administrative	1,821,160	996,581
Total operating expenses	2,305,113	1,269,477
Net operating loss	(1,050,747)	(1,062,450)
Interest expense	(890)	(2,334)
Net loss	$ (1,051,637)	$ (1,064,784)

ETHOS ENVIRONMENTAL, INC.

STATEMENTS OF STOCKHOLDERS' EQUITY

For the Years Ended December 31, 2005 and 2004
	Common Stock		Additional		Total
	Shares	Amount	Paid-In Capital	Accumulated Deficit	Stockholders' Equity
Balances at December 31, 2003	12,487,487	$ 12,488	$ 1,220,987	$(1,042,034)	$ 191,441
Common stock issued for cash	5,121,800	5,122	2,572,059	-	2,577,181
Net loss (as restated)	-	-	-	(1,064,784)	(1,064,784)
Balances at December 31, 2004	17,609,287	17,610	3,793,046	(2,106,818)	1,703,838
Common stock issued for cash	5,108,190	5,108	171,092		176,200
Net loss				(1,051,637)	(1,051,637)
Balances at December 31, 2005	22,717,477	$ 22,718	$ 3,964,138	$(3,158,455)	$ 828,401

ETHOS ENVIRONMENTAL, INC.

STATEMENTS OF CASH FLOWS

For the Years Ended December 31, 2005 and 2004
	2005	2004 (As Restated)
Cash Flows from Operating Activities
Net loss	$(1,051,637)	$ (1,064,784)
Adjustments to reconcile net loss to net cash
used in operating activities
Depreciation	83,209	37,702
Changes in operating assets and liabilities
Accounts receivable	76,817	(277,238)
Inventory	(200,816)	9,280
Loans receivable and other assets	(10,000)	(44,710)
Accounts payable	567,575	9,399
Accrued expenses	90,559	38,899
Net cash used in operating activities	(444,293)	(1,291,452)
Cash Flows from Investing Activities
Building deposit	(200,000)
Purchase of property and equipment	(101,549)	(253,647)
Net cash used in investing activities	(301,549)	(253,647)
Cash Flows from Financing Activities
Proceeds from loan payable	11,003	-
Repayment of loan payable		(2,000)
Proceeds from sale of common stock	176,200	2,577,182
Net cash provided by financing activities	187,203	2,575,182
Net Change in Cash	(558,639)	1,030,083
Cash, beginning of year	1,057,137	27,054
Cash, end of year	$ 498,498	$ 1,057,137
Reconciliation to Balance Sheet Presentation:
Cash	$ 198,498	$ 1,057,137
Restricted cash	300,000	-
	$ 498,498	$ 1,057,137

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies

Organization

Ethos Environmental, Inc. ("the Company") manufactures and distributes fuel reformulating products that increase fuel mileage, reduce emissions, and maintain lower fuel costs. The Company is based in Southern California and has experienced tremendous growth in the global market place, such as North and South America, Western Europe and the Asian Pacific Rim.

Going Concern

The Company has incurred significant losses from operations in the last two years. The Company's ability to continue as a going concern is in substantial doubt and is dependent upon obtaining additional financing and/or achieving a sustainable profitable level of operations.

Management of the Company has undertaken steps as part of a plan with the goal of sustaining the Company operations for the next twelve months and beyond. These steps include: (a) attempting to raise additional capital and/or other forms of financing; (b) controlling overhead and unnecessary expenses; and (c) continuing to increase the sales of its fuel reformulating product. There can be no assurance that any of these efforts will be successful.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Actual results could differ from the estimated amounts.

Cash

Cash includes a payroll account and an operating checking account held at a financial institution. The Company's cash balances exceed federally insured limits from time to time.

Restricted cash consists of a deposit made in August 2005 that is being held in a bank in Beijing, China. This deposit is required by the government of China and must be held in the account a minimum of six months in order for the Company to conduct business in China.

Accounts Receivable

Accounts receivable are stated at their principal balances, do not bear interest and are generally unsecured. Management considers all balances over 10 days old to be past due. However, if credit is extended management conducts a periodic review of the collectibility of its accounts receivable. If an account is determined to be uncollectible based on historical experience and the current economic climate, an allowance is established and the account is written off against the allowance. The Company determined that an allowance of $576,782 and $48,935 at December 31, 2005 and 2004, respectively, was necessary.

At December 31, 2005, one customer located in Hong Kong accounted for 51% of the net accounts receivable balance and another customer, located in the U.S. accounted for 19% of the net balance. At December 31, 2004, one U.S. customer accounted for 76% of the net accounts receivable balance.

Inventory

Inventory consists primarily of the Company's fuel reformulating product and is stated at the lower of cost or market.

Building Deposit

In December 2005, the Company paid a refundable deposit of $200,000 for the purchase of a building. See Note 6 for more discussion.

Property and Equipment

Property and equipment are recorded at cost. Depreciation is calculated on the straight-line method over the estimated useful lives of the assets. Leasehold improvements are amortized over the shorter of the anticipated lease term or the estimated useful life. The Company's policy is to capitalize items with a cost greater than $4,000 and an estimated useful life greater than one year. The Company reviews all property and equipment for impairment at least annually.

Loan Receivable

Loans receivable consist of loans to a contractor. All loans have no stated repayment terms, are due on demand, do not bear interest and are unsecured.

Loans Payable

There is one loan payable to an employee. This loan has no stated repayment terms, is due on demand, bears interest at 10% and is unsecured. A total of $890 and $2,334 was paid in interest to the employee in 2005 and 2004, respectively.

Revenue Recognition

Revenue from the sale of fuel reformulating products is recorded when the product is shipped, the price is fixed and determinable, collection is reasonably assured, and no further obligations of the Company remain.

There was one U.S. customer that accounted for 40% of 2005 sales and one Hong Kong customer that accounted for 30% of 2005 sales.

In 2004, there was one U.S. customer that accounted for 76% of sales.

Advertising Costs

Advertising costs are expensed as incurred. Advertising expense for the years ended December 31, 2005 and 2004, was $231,380 and $0, respectively.

Shipping and Handling

Expenses related to shipping and handling are included in "cost of sales" in the statement of operations.

Concentrations

The Company uses one vendor for most of its fuel reformulating products although there are other companies that can provide equivalent products. This vendor accounted for 90% and 86% of product purchases in 2005 and 2004, respectively.

Income Taxes

The Company accounts for its income taxes under the provisions of Statements of Financial Accounting Standards No. 109 (SFAS No. 109). Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to differences between the bases of certain assets and liabilities for financial and tax reporting. The deferred taxes represent the future tax return consequences of those differences, which will either be taxable when the assets and liabilities are recovered or settled.

Foreign Operations

Transaction gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the local functional currency (the U.S. Dollar) are included in "general and administrative" expenses in the statements of operations, which amounts were not material for the years ended December 31, 2005 and 2004.

Reclassification

Certain items from the 2004 financial statements have been reclassified to conform to the 2005 presentation.

Note 2. Prior Period Adjustment

The Company restated its 2004 financial statements to reflect the correction of an error related to revenue recognition. There was a product sale originally recorded as revenue in 2004 for which the product was never shipped. The adjustment reduced 2004 revenue and accounts receivable by $6,384,000. The adjustment also reduced cost of goods sold and accounts payable by $2,505,067. In addition, the Company increased its valuation allowance against net deferred tax assets by $617,145. As a result, 2004 net income was reduced from $2,197,004 to a net loss of $1,064,784 and retained earnings was reduced from $1,511,330 to a deficit of $2,106,818.

Note 3. Property and Equipment

The Company's property and equipment consisted of the following at December 31:

	2005	2004
Vehicles	$282,366	$277,202
Equipment	167,591	89,722
Furniture and fixtures	14,727	32,001
Computers	35,790
	500,474	398,925
Less: accumulated depreciation	(131,017)	(47,808)
	$369,457	$351,117

Note 4. Income Taxes

The Company is liable for taxes in the United States. As of December 31, 2005, the Company did not have any income for tax purposes and therefore, no tax liability or expense has been recorded in these financial statements.

The Company has tax losses of approximately $2,802,000 available to reduce future taxable income. The tax loss expires between the years 2022 and 2025.

The deferred tax asset associated with the tax loss carryforward is approximately $953,000. The Company has provided a valuation allowance against the deferred tax asset. The valuation allowance increased by $358,000 and $362,000 for 2005 and 2004, respectively.

Net operating loss carryforwards may be limited under the Internal Revenue Code should significant changes in ownership occur.

Note 5. Operating Leases

The Company leases an office building under a lease agreement that expires in July 2012. The rent expense for the year ended December 31, 2005 and 2004, totaled to $49,634 and $58,958, respectively.

The Company's future annual minimum lease payments are as follows for years ending December 31:

2006	$51,123
2007	52,657
2008	54,236
2009	55,863
2010	57,539
Thereafter	94,435
Total	$365,853

Note 6. Subsequent Events

On January 31, 2006, the Company completed the purchase of a new warehouse building. The land and building cost a total of $5.25 million. The Company obtained a loan of $4.75 million to fund the purchase. The loan bears interest at 12%, requires interest-only monthly payments starting March 1, 2006, with the principal and any remaining interest due in full on January 30, 2007. The loan is secured by a deed of trust on the building.

On April 20, 2006, the Company retained a consultant for certain corporate and product imaging and advertising services for $25,000 per month with a term of 12 months.

In May 2006, the Company entered into a five-year distributorship agreement with another U.S. corporation ("the Distributor"). The agreement gives the Distributor the rights to market the Company's product in specified marketing channels throughout Europe, North America and South America. This agreement contains minimum purchase requirements ranging from $3.5 million in the first year to $25 million in the fifth year. There are certain other covenants that must be met by the Distributor on an annual basis, the failure of which would give the Company the right to terminate the agreement.

C. March 31, 2006 Financial Information, Ethos Environmental, Inc. (Unaudited)

ETHOS ENVIRONMENTAL, INC. FINANCIAL REPORT MARCH 31, 2006

C O N T E N T S

Page

FINANCIAL STATEMENTS

BALANCE SHEET                                                                                                                     1

STATEMENTS OF OPERATIONS                                                                                           2

STATEMENTS OF STOCKHOLDERS' EQUITY                                                                    3

STATEMENTS OF CASH FLOWS                                                                                           4

NOTES TO FINANCIAL STATEMENTS -                                                                               5 - 7

ETHOS ENVIRONMENTAL, INC.

BALANCE SHEET

March 31, 2006
UNAUDITED
ASSETS
Current Assets
Cash	$ 98,566
Deposit	300,000
Accounts receivable, net	847,048
Inventory	54,729
Total current assets	1,300,343
Property and Equipment, net	5,747,848
Other Assets
Loans receivable	89,110
Other	5,000
94,110
Total assets	$ 7,142,301
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Accounts payable	$ 723,390
Accrued expenses	129,477
Loan payable	13,000
Note payable	4,750,000
Total current liabilities	5,615,867
Stockholders' Equity
Common stock, $.001 par value, 200,000,000 shares authorized;
22,717,477 shares issued and outstanding	22,718
Additional paid-in capital	3,964,138
Accumulated deficit	(2,460,422)
Total stockholders' equity	1,526,434
Total liabilities and stockholders' equity	$ 7,142,301

1

ETHOS ENVIRONMENTAL, INC.

STATEMENTS OF OPERATIONS

For the Three Months Ended March 31, 2006 and 2005
UNAUDITED
	2006	2005
Sales	$ 1,318,925	$ 19,092
Cost of sales	231,063	20,444
Gross profit (loss)	1,087,862	(1,352)
Selling expenses	125,001	81,525
General and administrative	264,828	144,016
Total operating expenses	389,829	225,541
Net income (loss)	$ 698,033	$ (226,893)

2

ETHOS ENVIRONMENTAL, INC.

STATEMENT OF STOCKHOLDERS' EQUITY

For the Three Months Ended March 31, 2006
UNAUDITED
	Common Stock		Additional		Total
	Shares	Amount	Paid-In Capital	Accumulated Deficit	Stockholders' Equity
Balances at December 31, 2005	22,717,477	$ 22,718	$ 3,964,138	$(3,158,455)	$ 828,401
Net income	-	-	-	698,033	698,033
Balances at March 31, 2006	22,717,477	$ 22,718	$ 3,964,138	$(2,460,422)	$ 1,526,434

3

ETHOS ENVIRONMENTAL, INC.

STATEMENTS OF CASH FLOWS

For the Three Months Ended March 31, 2006 and 2005
UNAUDITED
	2006	2005
Cash Flows from Operating Activities
Net income (loss)	$ 698,033	$ (226,893)
Adjustments to reconcile net income (loss) to net cash
provided by (used in) operating activities:
Depreciation	20,300	-
Changes in operating assets and liabilities:
Accounts receivable	(605,963)	(2,660)
Inventory	204,835	(136,653)
Loans receivable and other assets	(2,000)	(19,250)
Accounts payable	33,554
Accrued expenses	-
Net cash provided by (used in) operating activities	348,759	(385,456)
Cash Flows from Investing Activities
Purchase of property and equipment	(5,198,691)	(26,477)
Cash Flows from Financing Activities
Proceeds from note payable	4,750,000
Proceeds from sale of common stock		100,949
Repayments of notes payable		(3,000)
Net cash provided by financing activities	4,750,000	97,949
Net Change in Cash	(99,932)	(313,984)
Cash, beginning of period	198,498	1,057,136
Cash, end of period	$ 98,566	$ 743,152

4

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies

Organization

Ethos Environmental, Inc. ("the Company") manufactures and distributes fuel reformulating products that increase fuel mileage, reduce emissions, and maintain lower fuel costs. The Company is based in Southern California and has operations in the global market place, such as North and South America, Western Europe and the Asian Pacific Rim.

Going Concern

The Company has incurred significant losses from operations in the last two years. As shown in the accompanying financial statements, the Company has an accumulated deficit through March 31, 2006. In addition, the Company's current liabilities exceed its current assets by $4,315,524 as of March 31, 2006. The Company's ability to continue as a going concern is in substantial doubt and is dependent upon obtaining additional financing and/or achieving a sustainable profitable level of operations.

Management of the Company has undertaken steps as part of a plan with the goal of sustaining Company operations for the next twelve months and beyond. These steps include: (a) attempting to raise additional capital and/or other forms of financing; (b) controlling overhead and other expenses; and (c) continuing to increase the sales of its fuel reformulating product. There can be no assurance that any of these efforts will be successful.

Interim Financial Statements

The accompanying unaudited interim financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information, with the instructions to Form 10-QSB, and with Regulation S-B. Accordingly, they do not include all the information and footnotes required by generally accepted accounting principles for complete financial statements. The results of operations reflect interim adjustments, all of which are of a normal recurring nature and which, in the opinion of management, are necessary for a fair presentation of the results for such interim period. The results reported in these interim financial statements should not be regarded as necessarily indicative of results that may be expected for the entire year. Certain information and note disclosure normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to the Securities and Exchange Commission's rules and regulations. These unaudited interim financial statements should be read in conjunction with the audited annual financial statements for the year ended December 31, 2005.

5

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Actual results could differ from the estimated amounts.

Note Payable

On January 31, 2006, the Company completed the purchase of a new warehouse building. The land and building cost a total of $5.25 million. The Company obtained a loan of $4.75 million to partially fund the purchase. The loan bears interest at 12%, requires interest-only monthly payments starting March 1, 2006, with the principal and any remaining interest due in full on January 30, 2007. The loan is secured by a deed of trust on the building. A total of $55,416 of interest was expensed during the quarter ended March 31, 2006, and is included in general and administrative expenses in these financial statements.

Revenue Recognition

Revenue from the sale of fuel reformulating products is recorded when the product is shipped, the price is fixed and determinable, collection is reasonably assured, and no further obligations of the Company remain.

Concentrations

The Company uses one vendor for most of its fuel reformulating products although there are other companies that can provide equivalent products.

Foreign Operations

Transaction gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the local functional currency (U.S. dollar) are included in "general and administrative" expenses in the statement of operations, which amount was not material for the quarters ended March 31, 2006 and 2005.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation (FIN) No. 48, "Accounting for Uncertainty in Income Taxes-an interpretation of FASB Statement No. 109." This Interpretation provides guidance for recognizing and measuring uncertain tax positions, as defined in Statement of Financial Accounting Standards (SFAS) No. 109, "Accounting for Income Taxes." FIN No. 48 prescribes a threshold condition that a tax position must meet for any of the benefit of an uncertain tax position to be recognized in the financial statements. Guidance is also provided regarding derecognition, classification and disclosure of uncertain tax positions. FIN No. 48 is effective for fiscal years beginning after December 15, 2006. The Company does not expect that this Interpretation will have a material impact on their financial position, results of operations or cash flows.

6

Note 2. Subsequent Events

On April 20, 2006, the Company retained a consultant for certain corporate and product imaging and advertising services for $25,000 per month with a term of 12 months.

In May 2006, the Company entered into a five-year distributorship agreement with another U.S. corporation ("the distributor"). The agreement gives the distributor the rights to market the Company's product in specified marketing channels through out Europe, North America and South America. This agreement requires the distributor to maintain minimum purchases ranging from $3.5 million in the first year to $25 million in the fifth year. There are certain other covenants that must be met by the distributor on an annual basis, the failure of which would give the Company the right to terminate the agreement.

The Company has executed a Definitive Agreement (the "agreement") with Victor Industries, Inc., a publicly-traded company. As part of the agreement, it is expected that Victor Industries, Inc. will redomicile to Nevada, effectuate a reverse stock split of approximately 1:1000, and change its name to Ethos Environmental, Inc. Additionally, the shares currently held by stockholders in the Company will be exchanged on a one-for-one basis in the resulting corporation.

7

D. June 30, 2006 Financial Information, Ethos Environmental, Inc. (Unaudited)

ETHOS ENVIRONMENTAL, INC. FINANCIAL REPORT JUNE 30, 2006

C O N T E N T S

Page

FINANCIAL STATEMENTS

BALANCE SHEET                                                                                                                      1

STATEMENTS OF OPERATIONS                                                                                            2

STATEMENT OF STOCKHOLDERS' EQUITY                                                                       3

STATEMENTS OF CASH FLOWS                                                                                            4

NOTES TO FINANCIAL STATEMENTS                                                                                  5 and 6

ETHOS ENVIRONMENTAL, INC.

BALANCE SHEET

June 30, 2006
UNAUDITED
ASSETS
Current Assets
Cash	$ 367,224
Deposit	300,000
Accounts receivable, net	264,110
Inventory	5,236
Total current assets	936,570
Property and Equipment, net	6,312,987
Other Assets
Loans receivable	101,110
Other	5,000
106,110
Total assets	$ 7,355,667
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Accounts payable	$ 1,112,543
Accrued expenses	129,476
Loan payable	13,000
Note payable	4,750,000
Total current liabilities	6,005,019
Stockholders' Equity
Common stock, $.001 par value, 200,000,000 shares authorized;
18,052,477 shares issued and outstanding	18,053
Additional paid-in capital	3,922,153
Accumulated deficit	(2,589,558)
Total stockholders' equity	1,350,648
Total liabilities and stockholders' equity	$ 7,355,667

1

ETHOS ENVIRONMENTAL, INC.

STATEMENTS OF OPERATIONS

For the Three and Six Months Ended June 30, 2006 and 2005
UNAUDITED
	Three Months Ended June 30,		Six Months Ended June 30,
	2006	2005	2006	2005
Sales	$1,392,837	$ 26,964	$2,711,762	$ 46,056
Cost of sales	717,860	8,531	948,923	28,975
Gross profit	674,977	18,433	1,762,839	17,081
Selling expenses	208,614	100,223	333,615	181,748
General and administrative	596,270	366,308	861,049	510,324
Total operating expenses	804,884	466,531	1,194,664	692,072
Net operating income (loss)	(129,907)	(448,098)	568,175	(674,991)
Other income	770		722
Net income (loss)	$(129,137)	$ (448,098)	$ 568,897	$ (674,991)

2

ETHOS ENVIRONMENTAL, INC.

STATEMENT OF STOCKHOLDERS' EQUITY

For the Six Months Ended June 30, 2006
UNAUDITED
	Common Stock		Additional		Total
	Shares	Amount	Paid-In Capital	Accumulated Deficit	Stockholders' Equity
Balances at December 31, 2005	22,717,477	$ 22,718	$ 3,964,138	$(3,158,455)	$ 828,401
Common stock repurchased	(4,665,000)	(4,665)	(41,985)		(46,650)
Net income for the period	-	-	-	568,897	568,897
Balances at June 30, 2006	18,052,477	$ 18,053	$ 3,922,153	$(2,589,558)	$ 1,350,648

3

ETHOS ENVIRONMENTAL, INC.

STATEMENTS OF CASH FLOWS

For the Six Months Ended June 30, 2006 and 2005
UNAUDITED
	2006	2005
Cash Flows from Operating Activities
Net income (loss)	$ 568,897	$ (674,991)
Adjustments to reconcile net income (loss) to net cash
provided by (used in) operating activities:
Depreciation	40,599
Changes in operating assets and liabilities:
Accounts receivable	(23,025)	251,141
Inventory	254,328	(138,116)
Loans receivable and other assets	(14,000)	(30,250)
Accounts payable	422,706
Net cash provided by (used in) operating activities	1,249,505	(592,216)
Cash Flows from Investing Activities
Purchase of property and equipment	(5,784,129)	(72,208)
Cash Flows from Financing Activities
Proceeds from note payable	4,750,000
Proceeds from sale of common stock		168,199
Common stock repurchased	(46,650)
Repayments of note payable		(5,000)
Net cash provided by financing activities	4,703,350	163,199
Net Change in Cash	168,726	(501,225)
Cash, beginning of period	198,498	1,057,137
Cash, end of period	$ 367,224	$ 555,912

4

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies

Organization

Ethos Environmental, Inc. ("the Company") manufactures and distributes fuel reformulating products that increase fuel mileage, reduce emissions, and maintain lower fuel costs. The Company is based in Southern California and has operations in the global market place, such as North and South America, Western Europe and the Asian Pacific Rim.

The Company has executed a Definitive Agreement (the "agreement") with Victor Industries, Inc. As part of the agreement, it is expected that Victor Industries, Inc. will redomicile to Nevada, effectuate a reverse stock split of approximately 1:1000 and change its name to Ethos Environmental, Inc. Additionally, the shares currently held by stockholders in the Company will be exchanged on a one-for-one basis in the resulting corporation.

Going Concern

The Company has incurred significant losses from operations in the last two years. As shown in the accompanying financial statements, the Company has an accumulated deficit through March 31, 2006. In addition, the Company's current liabilities exceed its current assets by $5,068,449 as of June 30, 2006. The Company's ability to continue as a going concern is in substantial doubt and is dependent upon obtaining additional financing and/or achieving a sustainable profitable level of operations.

Management of the Company has undertaken steps as part of a plan with the goal of sustaining Company operations for the next twelve months and beyond. These steps include: (a) attempting to raise additional capital and/or other forms of financing; (b) controlling overhead and other expenses; and (c) continuing to increase the sales of its fuel reformulating product. There can be no assurance that any of these efforts will be successful.

Interim Financial Statements

The accompanying unaudited interim financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information, with the instructions to Form 10-QSB, and with Regulation S-B. Accordingly, they do not include all the information and footnotes required by generally accepted accounting principles for complete financial statements. The results of operations reflect interim adjustments, all of which are of a normal recurring nature and which, in the opinion of management, are necessary for a fair presentation of the results for such interim period. The results reported in these interim financial statements should not be regarded as necessarily indicative of results that may be expected for the entire year. Certain information and note disclosure normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to the Securities and Exchange Commission's rules and regulations. These unaudited interim financial statements should be read in conjunction with the audited annual financial statements for the year ended December 31, 2005.

5

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Actual results could differ from the estimated amounts.

Note Payable

On January 31, 2006, the Company completed the purchase of a new warehouse building. The land and building cost a total of $5.25 million. The Company obtained a loan of $4.75 million to partially fund the purchase. The loan bears interest at 12%, requires interest-only monthly payments starting March 1, 2006, with the principal and any remaining interest due in full on January 30, 2007. The loan is secured by a deed of trust on the building. A total of $221,666 of interest was expensed during the six months ended June 30, 2006, and is included in general and administrative expenses in these financial statements.

Revenue Recognition

Revenue from the sale of fuel reformulating products is recorded when the product is shipped, the price is fixed and determinable, collection is reasonably assured, and no further obligations of the Company remain.

Concentrations

The Company uses one vendor for most of its fuel reformulating products although there are other companies that can provide equivalent products.

Foreign Operations

Transaction gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the local functional currency (U.S. dollar) are included in "general and administrative" expenses in the statement of operations, which amount was not material for the quarters ended March 31, 2006 and 2005.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation (FIN) No. 48, "Accounting for Uncertainty in Income Taxes-an interpretation of FASB Statement No. 109." This Interpretation provides guidance for recognizing and measuring uncertain tax positions, as defined in Statement of Financial Accounting Standards (SFAS) No. 109, "Accounting for Income Taxes." FIN No. 48 prescribes a threshold condition that a tax position must meet for any of the benefit of an uncertain tax position to be recognized in the financial statements. Guidance is also provided regarding derecognition, classification and disclosure of uncertain tax positions. FIN No. 48 is effective for fiscal years beginning after December 15, 2006. The Company does not expect that this Interpretation will have a material impact on their financial position, results of operations or cash flows.

6

E. PRO FORMA FINANCIAL INFORMATION - Victor Industries, Inc. and Ethos Environmental, Inc.

The following unaudited pro forma financial information presents the operations of Victor Industries, Inc. ("the Company") and Ethos Environmental, Inc. ("Ethos") as if the acquisition had occurred on December 31, 2005 for purposes of pro forma balance sheet information as of that date and January 1, 2005 for purposes of pro forma statement of operations information for the year ended December 31, 2005. This pro forma data is presented for informational purposes only and is not necessarily indicative of what our financial position or results of operations would have been had we completed the acquisition at the date indicated. In addition, the unaudited pro forma condensed combined statement of operations does not purport to project the future operating results of the combined company.

The terms of the proposed acquisition include the Company's issuance of 17,717,477 shares to the shareholders of Ethos in exchange for all of the outstanding shares of Ethos. The pro forma adjustment gives effect to the issuance of those shares at their market value as of December 31, 2005, the pro forma date of acquisition. For pro forma purchase accounting purposes, the purchase price exceeds the fair value of the net assets acquried. The excess has been applied to reduce the carrying value of the non-monetary assets acquired, consisting of property and equipment. The amount of the remaining excess, once that carrying amount was reduced to zero, has been recorded as negative goodwill (net assets acquired in excess of purchase price) in the pro forma statement of operations.

The pro forma weighted average number of shares outstanding has been restated for the effect of a 1:1200 reverse stock split of Victor that was approved to be part of the acquisition and the issuance of the shares to effect the acquisition.

		Historical
		Victor Industries, Inc. Year Ended December 31, 2005		Ethos Environmental, Inc. Year Ended December 31, 2005	Pro Forma Adjustment	Pro Forma Year Ended December 31, 2005

BALANCE SHEET

Current assets		$ 2,702		$ 1,199,147		$ 1,201,849
Property and equipment				369,457	(369,457)	-
Other assets				92,110		92,110
	Total assets	$ 2,702		$ 1,660,714		$ 1,293,959

Current liabilities		$ 765,901		$ 832,313		$ 1,598,214
						-
Equity		(763,199)		828,401	(369,457)	(304,255)
	Total liabilities and equity	$ 2,702		$ 1,660,714		$ 1,293,959

STATEMENT OF OPERATIONS

Revenue		$ 4,385		$ 1,780,825		$ 1,785,210
Expenses		(658,699)		(2,832,462)		(3,491,161)
Net assets acquired in excess of purchase price					369,457	369,457

	Net loss	$ (654,314)	#	$ (1,051,637)		$ (1,336,494)

Loss per share		$ (0.00)				$ (0.07)
Weighted average number of shares outstanding		263,941,913				17,870,098

1

The following unaudited pro forma financial information presents the operations of Ethos and Victor Industries as if the acquisition had occurred on January 1, 2005.

		Victor Industries Quarter Ended March 31, 2006		Ethos Environmental, Inc Quarter Ended March 31, 2006	Pro Forma Quarter Ended March 31, 2006

Current assets		$ 143,303		$ 1,300,343	$ 1,443,646
Total assets		143,303		7,142,301	7,285,604

Current liabilities		223,954		5,615,867	5,839,821
Total liabilities		223,954		5,615,867	5,839,821

Equity		(80,651)		1,526,434	1,445,783

Revenue		-		1,318,925	1,318,925
Expenses		254,580		620,892	875,472
	Net Gain (Loss)	(254,580)	-	698,033	443,453

Loss per share		$ 0.00
Weighted average number of shares outstanding		326,428,891		22,717,477

2

The following unaudited pro forma financial information presents the operations of Ethos and Victor Industries as if the acquisition had occurred on January 1, 2005.

		Victor Industries Quarter Ended June 30, 2006		Ethos Environmental, Inc Quarter Ended June 30, 2006	Pro Forma Quarter Ended June 30, 2006

Current assets		$ 117,534		$ 936,570	$ 1,054,104
Total assets		117,534		7,355,667	7,473,201

Current liabilities		360,301		6,005,019	6,365,320
Total liabilities		360,301		6,005,019	6,365,320

Equity		(242,767)		1,350,648	1,107,881

Revenue		-		2,711,762	2,711,762
Expenses		162,116		2,143,587	2,305,703
	Net Gain (Loss)	(162,116)	-	568,175	406,059

Loss per share		$ 0.00
Weighted average number of shares outstanding		490,507,623		18,052,477

3

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL OF MERGER AND RELATED AMENDMENTS OUR CERTIFICATE OF INCORPORATION TO CHANGE OUR NAME AND TICKER SYMBOL.

PRE 14A - 14

PROPOSAL SIX -- RATIFY THE APPROVAL OF THE SALE OF NEW WAVE MEDIA, INC., A WHOLLY OWNED SUBSIDIARY OF THE COMPANY

Business Conducted

The Company's subsidiary, New Wave Media, Inc., a Nevada corporation (“NWM”) operated a radio station in Montana, utilizing a Time Brokerage Agreement. In July 2003, the licensee of the Time Brokerage Agreement shut down the radio station claiming non-payment of the required fees. On August 20, 2003, the Montana Eighth Judicial District Court awarded NWM a permanent injunction. The Company has filed litigation against the licensee for monetary damages. During October 2003, the Company reported that the licensee once again turned the power off at the radio station. The Company has made the decision not to attempt to gain another injunction and instead exercise its legal rights in court. Accordingly, operating results of this segment have been presented as discontinued operations in these consolidated financial statements.

Business Proposed

The Company's Board of Directors is currently using its best efforts while to find a buyer for NWM. The sale of NWM will would assist the Company in developing a suitable capital structure both, before and after, any merger transaction that the Company may effect in the future. Additionally, the Board of Directors believes the Company would no longer experience the financial losses it has incurred as a result of NWM's discontinued operations.

Financial Information

Our quarterly and annual reports on Form 10-QSB and Form 10-KSB, respectively and forms SB-2, 8-K relating to material contained in this Proxy have been filed with the SEC, are herein incorporated by this reference, and may be viewed on the SEC's Web site at HTTP://WWW.SEC.GOV/CGI-BIN/SRCH-EDGAR, AND SIMPLY TYPING IN “Victor Industries” in the Edgar Archives. We are presently “current” in the filing of all reports required to be filed by us.

Voting

Ratification of the proposal to sell NWM shall be approved by the affirmative vote of the holders of a majority of the shares of the Common Stock present at the Annual Meeting, in person or by proxy, and entitled to vote thereon. Abstentions and broker non-votes will not be counted for purposes of determining whether such a proposal has been approved.

Although stockholder ratification of the proposal to sell NWM is not required, the Board of Directors considers it desirable for the stockholders to pass upon the decision to sell NWM. In the event the stockholders fail to ratify the proposal, the Board of Directors will reconsider its decision. Even if the proposal is ratified, the Board of Directors in its discretion may decide at any time during the following year not to sell NWM, if the Board of Directors believes that such a sale would not be in the best interests of the Company and its stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL FOR THE
SALE OF NEW WAVE MEDIA, INC.

PRE 14A - 15

Annual Report on Form 10-K

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2005 has been mailed to stockholders along with this Proxy Statement and may be found at the end of this Proxy Statement. We will, upon written request and without charge, provide to any person solicited hereunder additional copies of our Annual Report on Form 10-K, for the year ended December 31, 2005, as filed with the Securities and Exchange Commission. Requests should be addressed to the Company’s Investor Relations Department, 180 S.W. Higgins Avenue, Missoula, MT 59803.

Other Matters

The management of the Company is not aware of any other matters which are to be presented at the Annual Meeting, nor has it been advised that other persons will present any such matters. However, if other matters properly come before the meeting, the individual named in the accompanying proxy shall vote on such matters in accordance with his best judgment.

Stockholder Proposals for 2007 Annual Meeting

Any stockholder who intends to submit a proposal at the 2007 annual meeting of Stockholders and who wishes to have the proposal considered for inclusion in the proxy statement and form of proxy for that meeting must, in addition to complying with the applicable laws and regulations governing submission of such proposals, deliver the proposal to us for consideration no later than December 1, 2006. Rule 14a-4 of the SEC’s proxy rules allows a company to use discretionary voting authority to vote on matters coming before an annual meeting of stockholders, if the company does not have notice of the matter at least 45 days before the date corresponding to the date on which the company first mailed its proxy materials for the prior year’s annual meeting of stockholders or the date specified by an overriding advance notice provision in the company’s bylaws. Our bylaws do not contain such an advance notice provision. Accordingly, for our 2007 annual meeting of stockholders, stockholders’ written notices must be received by us before March 25, 2007 for any proposal a stockholder wishes to bring before the meeting but for which such stockholder does not seek to have a written proposal considered for inclusion in the proxy statement and form of proxy. Such proposals should be sent to 180 S.W. Higgins Avenue, Missoula, MT 59803.

The above notice and Proxy Statement are sent by order of the Board of Directors.

Signatures

By Order of the Board of Directors and

Lana Pope
Chief Executive Officer
Dated: ______________________

PRE 14A - 16

ANNUAL MEETING OF STOCKHOLDERS OF
VICTOR INDUSTRIES, INC.
DATE:__________________
Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible
â Please detach along perforated line and mail in the envelope provided â
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3, 4, 5, 6 & 7. PLEASE SIGN, DATE AND RETURN PROMPTLY IN
THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

To change the address on your account, please check the box at the right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

		FOR	AGAINST	ABSTAIN
1.	To approve the appointment of Lana Pope and David Boulter as Directors of the Company for the term of one year or until their successors are duly appointed.	☐	☐	☐

2.	To approve the appointment of Peterson Sullivan, PLLC, as the Company’s independent auditors for fiscal year end December 31, 2006.	☐	☐	☐

3.
To approve the filing of a Certificate of Amendment with the Secretary of State of Idaho in order to effect a reverse stock split of the Company’s issued and outstanding common stock, a range from one new share for one hundred (1:500) to one new share for one thousand currently issued and outstanding shares (1:1200) of the Company’s common stock.
		☐	☐	☐

4.	To approve the merger of the Company with and into its wholly-owned Nevada subsidiary, Victor Nevada, Inc., for the sole purpose of changing the Company’s State of domicile.	☐	☐	☐

5.
To approve the Acquisition Agreement & Plan of Reorganization whereby the Company shall acquire all of the issues and outstanding shares of common stock of Ethos Environmental, Inc., a Nevada corporation solely for shares of the Company’s post-reverse split Common Stock.
		☐	☐	☐

6.	To approve the proposed sale of the Company’s wholly-owned subsidiary New Wave Media, a Nevada corporation.	☐	☐	☐

7.	To approve such other business as may properly come before the annual meeting.	☐	☐	☐
YOUR VOTE IS IMPORTANT!
PLEASE VOTE, SIGN, DATE AND RETURN
PROMPTLY IN THE ENCLOSED ENVELOPE.

Signature of Stockholder	Date:	Signature of Stockholder	Date

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

VICTOR INDUSTRIES, INC.

Proxy for Annual Meeting of Stockholders Solicited on Behalf of the Board of Directors

The undersigned stockholder of Victor Industries, Inc., an Idaho corporation (the “Company”), hereby appoints LANA J. POPE and DAVID BOULTER, or either of them, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held on [], at 10:00 A.M., local time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side hereof. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” approval of all matters listed on the reverse side hereof. The proxy holders are authorized to vote in their discretion on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof.

(Continued and to be signed on the reverse side)